UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c- 5(d)(2))
☒	Definitive Information Statement

TRANSCOASTAL CORPORATION

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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17304 Preston Road, Suite 700, Dallas, Texas 75252

Telephone: (972) 818-0720

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

November 18, 2014

Notice of Written Consent in Lieu of 2014 Annual Meeting of Stockholders

To Stockholders of TransCoastal Corporation:

This Information Statement is furnished by the Board of Directors (the "Board") of TransCoastal Corporation, a Delaware corporation (the "Company" or "TransCoastal"), to holders of record at the close of business on November 4, 2014 (the "Record Date") of the Company's common stock, par value $0.001 ("Common Stock"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The Board and the stockholders with a majority of the Common Stock as of the Record Date (the "Holders") have authorized the following actions:

1.	the election of Don Crosbie, Stuart G. Hagler, W.A. Westmoreland and David May as directors of the Company to serve until the Company's 2015 Annual Meeting of Stockholders;
2.	the ratification of the appointment of Whitley Penn LLP as auditors for the Company; and
3.	the ratification of the approval of the employment agreements of the executive officers of the Company.

A copy of the Written Consent is attached hereto as Annex A. These actions will not be effective any earlier than twenty days after the filing and mailing of this Information Statement. This Information Statement will be mailed on or about November 20, 2014, to the Company's stockholders of record as of the Record Date.

The cost of preparing, assembling and mailing this Information Statement is being borne by the Company.

Very truly yours,

Don Crosbie
Chairman of the Board of Directors Stuart G. Hagler Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU
BY THE BOARD OF DIRECTORS OF THE COMPANY

This Information Statement is furnished by the Board of Directors (the "Board") of TransCoastal Corporation, a Delaware corporation (the "Company" or "TransCoastal"), to holders of record at the close of business on November 4, 2014 (the "Record Date") of the Company's common stock, par value $0.001 ("Common Stock"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

On November 17, 2014, the stockholders holding a majority of the Common Stock as of the Record Date (the "Holders") authorized the following actions:

1.	the election of Don Crosbie, Stuart G. Hagler, W.A. Westmoreland and David May as directors of the Company to serve until the Company's 2015 Annual Meeting of Stockholders;
2.	the ratification of the appointment of Whitley Penn LLP as auditors for the Company; and
3.	the ratification of the approval of the employment agreements of the executive officers of the Company.

A copy of the Written Consent is attached hereto as Annex A. These actions will not be effective any earlier than twenty days after the filing and mailing of this Information Statement. This Information Statement will be mailed on or about November 20, 2014, to the Company's stockholders of record as of the Record Date.

This Information Statement will serve as written notice to Holders of these actions pursuant to the General Corporation Law of the State of Delaware. The date of this Information Statement is November 18, 2014.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The authorized capital stock of TransCoastal Corporation consists of 250,000,000 shares of common stock, $0.001 par value per share, of which 25,929,264 shares are issued and outstanding, and 25,000,000 shares of preferred stock, $0.001 par value per share, of which 1,125,000 shares are issued and outstanding. The holders of the Common Stock or Preferred Stock have no preemptive rights to acquire or subscribe to any issuances of additional shares of Common Stock or Preferred Stock. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

The Company will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock of the Company held of record as of the Record Date by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ACTION 1
ELECTION OF DIRECTORS

The Company's By-Laws provided that the Board consists of one class of directors, and all directors will be subject to reelection each year. Pursuant to the Delaware corporate statutes and the Company's Articles of Incorporation, directors are elected by a plurality of votes cast.

Directors and Executive Officers

NAME	AGE	POSITION	Director/Officer Since
Don Crosbie	70	Chairman of the Board	2002
Stuart G. Hagler	51	Chief Executive Officer, Director	2013
W.A. Westmoreland	53	President-Operations, Director	2013
David J. May	50	President-Acquisitions, Director	2013
Derick A. May	25	Corporate Secretary	2013

Don Crosbie was the former President, Chief Executive Officer of ANC Holdings, LLC, which was sold by the Company in June 2013. He is the Company's former President and current Chairman of the Board, positions he has held since October 2002. From July 2001 until October 2002, Mr. Crosbie was President and CEO of Xactimed, a claims processing and clearing house company serving the hospital market. In the year he was at Xactimed, it experienced a dramatic turnaround, with revenue growing 150% over the prior year and an operating profit was achieved as compared to a significant operating loss for the prior year. From September 2000 to July 2001, Mr. Crosbie served as CFO and President of North American Operations of Blue Wave Systems, a high density DSP board supplier to the telecom infrastructure market, including media gateways and 2½ and 3G wireless. He joined Blue Wave with a corporate strategic direction to identify and complete a sale of the company. This was accomplished in July 2001 with the sale of the company to Motorola for $125 million. The breadth of Mr. Crosbie's experience led the board to believe this individual is qualified to serve on the Board.

Stuart G. Hagler is a director and Chief Executive Officer for TransCoastal and has been with TransCoastal since its inception in 1998. He is also the Manager and Member of TransCoastal Partners, LLC, a company that manages TransCoastal's oil and gas joint venture partnerships. In 1987 he received his Bachelor's degree in Economics from Southern Methodist University in Dallas, Texas and in 2009 he received his Master's Degree in Business Administration from the same school. His primary responsibility as CEO is overseeing the day-to-day activities and managing the strategic direction of TransCoastal.

W. A. Westmoreland is a director and President-Operations for TransCoastal and has been with TransCoastal since its inception in 1998 and serves as a Manager and Member of TransCoastal Partners, LLC, a company that manages TransCoastal's oil and gas joint venture partnerships. Mr. Westmoreland's primary responsibility is overseeing operation of the corporations existing wells and supervising the drilling of the corporation's new wells through TransCoastal's operating subsidiary CoreTerra Operating LLC.

David J. May is a director and President-Acquisitions for TransCoastal and has been with TransCoastal since its inception in 1998. Mr. May is also a Manager and Member of TransCoastal Partners, LLC, a company that manages TransCoastal's oil and gas joint venture partnerships. His primary responsibilities are for lease acquisition working directly with prospect generation sources, and the due diligence associated with those properties.

Regulatory actions

On April 16, 2008, Stuart Hagler, David May, W.A. Westmoreland, TransCoastal Partners, LLC, and the Couba Du Large Joint Venture entered into a Stipulation with the California Securities Commissioner, without admitting or denying any of the opinions or findings in the Desist and Refrain Order, that alleged that joint venture interests were offered and sold in California by TransCoastal Partners and the named individuals "without being qualified in violation of California Corporations Code section 25110". The aforementioned parties settled with the State of California stipulating and agreeing to the finality of the Desist & Refrain Order, which prevents them from offering securities in California unless the securities are qualified under applicable California securities law as registered securities or exempt therefrom.

Nominees for Election

The Board does not have a formal policy regarding the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nomination and governance committee may consider and discuss diversity, among many other factors, with a broad view toward the needs of the entire Board. When identifying and recommending director nominees, the committee views diversity expansively to include, without limitation, factors such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes that can contribute to board heterogeneity. The committee believes that including diversity as one of the many factors considered in selecting director nominees is consistent with the committee's goal of creating a board of directors that best serves the needs of the Company and the interests of its stockholders. The board performs a review of the experiences, qualifications, attributes and skills of the board's current membership, including the director nominees and the other members of the board, and believes that the current members of the board, including the director nominees, as a whole possess a variety of complementary skills and characteristics, including the following:

•	successful business or professional experience;

•

various areas of expertise or experience, which are valuable to the Company's current business, such as financial and general management practices, energy sector knowledge, government service, investment and commercial banking relationships;

•	personal and professional integrity and accountability, as well as sound business judgment;

•	willingness and ability to commit the necessary time to fully discharge the responsibilities of board membership;

•	leadership and consensus building skills; and

•	a commitment to the long-term success of the Company.

The Board has affirmatively determined that each of the nominees qualifies for election under the criteria for evaluation of directors described in this section. In addition, the Board of Directors has determined that Mr. Crosbie qualifies as being independent under all applicable regulations and standards. Each individual director has qualifications and skills that, when taken together as a whole, create a strong and well-balanced board. Biographical and director qualification information regarding each director, including each director nominee, is provided under "—Directors and Executive Officers" above.

The Board and the Holders elected Messrs. Crosbie, Westmoreland, David May and Hagler to the Board, each to serve until their successor is elected or their earlier death or resignation.

Code of Ethics

We have adopted a code of ethics (within the meaning of Item 406(b) of Regulation S-K) that applies to the Board, Chief Executive Officer, Chief Financial Officer and such other persons designated by the Board or an appropriate committee thereof. The code of ethics is designed to deter wrongdoing and to promote honest and ethical conduct and full, fair, accurate, timely and understandable disclosure in the Company's SEC reports and other public communications. The code of ethics promotes compliance with applicable governmental laws, rules and regulations. The Company's policy is posted on its website at http://client.irwebkit.com/TransCoastal/governance-documents.

Composition of the Board

The Board currently consists of four members, including the Company's Chief Executive Officer. The Company is currently seeking additional directors that qualify as independent directors under the independence requirements of Rule 10A-3 of the Exchange Act.

Board Leadership Structure

The Board understands that there is no single generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which the Company operates; the right board leadership structure may vary as circumstances warrant. To this end, the Board has no policy mandating the combination or separation of the roles of Chairman and Chief Executive Officer and believes the matter should be discussed and considered from time to time as circumstances change. Currently, the roles of Chairman and Chief Executive Officer are filled by the separate individuals. This leadership structure is appropriate for us at this time as the Company is a smaller company and it believes this structure provides clarity of leadership.

Board Oversight of Risk Management

Our full Board oversees our risk management process. Our Board oversees a company-wide approach to risk management, carried out by management. Our full Board determines the appropriate risk for us generally, assesses the specific risks faced by our company and reviews the steps taken by management to manage those risks.

While the full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. In particular, our compensation committee is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements and the incentives created by the compensation awards it administers. Our audit committee oversees management of enterprise risks as well as financial risks and potential conflicts of interests. Pursuant to the Board's instruction, management regularly reports on applicable risks to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by the Board and its committees.

Audit Committee and Audit Committee Financial Experts

We do not have a separate audit committee, all audit committee functions are carried out by our Board of Directors as a whole. Our board of directors therefore has the responsibility relating to the accounting, reporting and financial practices of our company, and has general responsibility for oversight of internal controls, accounting and audit activities and legal compliance of our company. However, the Board's audit function is one of oversight only and does not relieve our management of its responsibilities for preparing financial statements which accurately and fairly present our financial results and conditions or the responsibilities of the independent registered public accounting firm relating to the audit or review of financial statements. We deem our Chairman Don Crosbie as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K. The Board has not adopted a charter for the audit committee as no committee exists

Nominating and Compensation Committees

The Board does not have standing nominating or compensation committees, or committees performing similar functions. The Board believes that it is not necessary to have a standing compensation committee at this time because the functions of such committee are adequately performed by the Board. The Board has not adopted a charter for the compensation committee.

The Board also is of the view that it is appropriate for it not to have a standing nominating committee because the Board of has performed and is expected to perform adequately the functions of a nominating committee. The Board has not adopted a charter for the nominating committee. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. The Board does not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because it believes that, at this stage of the Company's development, a specific nominating policy would be premature and of little assistance until its business operations are at a more advanced level. There are no specific, minimum qualifications that the Board believes must be met by a candidate recommended by the Board. There is neither a defined, nor a typical process of identifying and evaluating nominees for director.

The Company is currently seeking nominations for directors to potentially serve on the nominating and compensation committee. The Board has determined that all of the members of the nominating and corporate governance committee will need to satisfy the requirements to serve as "independent" directors, as those requirements have been defined by Rule 10A-3 of the Exchange Act.

Director Compensation

The Board is made up of only one individual who is not also an officer of the Company. Don Crosbie, received $500 per month in cash and $4,500 a month in equivalent stock, based on the average stock price over the prior quarter.

Meetings of the Board of Directors

During the year ended December 31, 2013, the Board held 17 meetings. No director attended fewer than 75% of the Board meetings held during this period. The Board encourages, but does not require, its directors to attend the Company's annual meeting of stockholders.

Communications with Directors

Stockholders and other parties interested in communicating directly and confidentially with the non-employee directors as a group may do so by writing to: Non-Employee Board of Directors, Attn: Corporate Secretary, TransCoastal Corporation, 17304 Preston Road, Suite 700, Dallas, Texas 75252, in an envelope marked "Confidential." The Corporate Secretary of the Company will promptly forward, unopened, to the Non-Employee Board of Directors all such correspondence. In addition, if you wish to communicate generally with the board you may do so by writing to: Corporate Secretary, TransCoastal Corporation, 17304 Preston Road, Suite 700, Dallas, Texas 75252. The Corporate Secretary will review all such non-confidential correspondence and will either forward to the board of directors a summary of the correspondence, or a copy of the actual correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the board of directors or its committees or that he otherwise determines requires board attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the board of directors and request copies of any such non-confidential correspondence.

Any stockholder or employee may submit at any time a good faith complaint regarding any accounting, accounting controls, internal controls or auditing matters concerning the Company without fear of dismissal or retaliation of any kind.

These policies and procedures are not intended to alter or amend the requirements a stockholder must satisfy in order to (i) present a stockholder proposal at a meeting of stockholders, (ii) nominate a candidate for the board of directors, or (iii) recommend a candidate for the board of directors for consideration by the corporate governance and nominating committee, whether set forth in the Company's Amended and Restated By-laws, the policies or procedures regarding director nominations followed by the corporate governance and nominating committee or Rule 14a-8 of the Exchange Act, to the extent applicable.

ACTION 2
RATIFICATION OF THE APPOINTMENT OF
WHITLEY PENN LLP AS INDEPENDENT AUDITORS OF THE COMPANY

The Board has selected Whitley Penn LLP as the Company's new independent registered public accountants for the fiscal year ending December 31, 2014 and recommends that stockholders vote for ratification of such selection. Although ratification by the stockholders is not required by law, the Company determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint new independent registered public accountants at any time during the year if the Board believes that such a change would be in the best interests of TransCoastal and its stockholders. If the stockholders did not ratify the selection of Whitley Penn LLP, the Board may have reconsidered its selection.

SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID

The following sets forth the aggregate fees for services provided by Rothstein Kass LLP, the independent public accountant to the Company with respect to the years ended December 31, 2013 and 2012:

	2013	2012
Audit-Related Fees (3)	$122,000	$81,500
Tax Fees	-	-
All Other Fees	-	-
Total	$122,000	$81,500

(1)	For 2013 and 2012, audit fees related to the 2013 and 2012 audits, our Form 10-Q filings, our Form 10-K filings, the Form S-1 filings and audit services.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors acting as the Audit Committee has reviewed and discussed with the Company's management and Rothstein Kass LLP the audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2013. The Audit Committee has also discussed with Rothstein Kass LLP the matters required to be discussed pursuant to SAS No. 61, as amended (AICPA Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Board of Directors has received and reviewed the written disclosures and the letter from Rothstein Kass LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Rothstein Kass LLP's communications with the Audit Committee concerning independence, and has discussed with Rothstein Kass LLP their independence.

Based on the review and discussions referred to above, the Board of Directors agreed that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC.

Respectfully submitted,

Don Crosbie

Stuart G. Hagler

W.A. Westmoreland

David J. May

ACTION 3
RATIFICATION OF THE APPROVAL OF THE
AMENDED EXECUTIVE EMPLOYMENT AGREEMENTS

Employment Agreements

The Board approved, and the Holders ratified the approval of, the Company's reaffirmation of the amended executive employment agreements with Messrs. Hagler, David May, Westmoreland and Derrick May as each is employed for a two-year term by the Company. A copy of these employment agreements are attached as Annex B to this Information Statement. Although ratification by the stockholders is not required by law, the Board determined that it was desirable to request ratification of these agreements by the stockholders. If the stockholders did not ratify the employment agreements, the Board may have reconsidered its approval.

In addition to their salary, the executives receive certain benefits such as health insurance similar to the benefits received by the other employees of the Company. The Company may, at its sole discretion, obtain a "key man" life insurance policy on each of its officers with the Company being the beneficiary of such insurance. The following table represents the salary and stock grants received by the Company's officers and non-employee director in fiscal years 2013 and 2012.

SUMMARY COMPENSATION TABLE
Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Stuart G. Hagler (c)(e)	2013	120,000							120,000
	2012	414,462							414,462
Judson F. "Rick" Hoover (b)	2013	120,000		260,000					380,000
Laura Bray (f)	2013
	2012	84,000							84,000
Don Crosbie (a)	2013	--							--
	2012	146,000						1,460	147,460
Gary Austin	2013	--							--
VP – Operations (d)	2012	135,000							135,000
K. Scott Spurlock	2013	--							--
VP – Development (d)	2012	140,175							140,175
WA Westmoreland (c)(e)	2013	120,000							120,000
	2012	539,462							539,462
David May (c)(e)	2013	120,000							120,000
	2012	539,462							539,462

(a)	Mr. Crosbie served as the CEO through May 9, 2013 when he resigned as CEO and continued as Chairman of the Board of Directors.
(b)	Mr. Hoover joined the company in 2013 and had no previous affiliation with the registrant or TransCoastal, a Texas Corporation. Mr. Hoover has resigned from the Company effective February 1, 2014.
(c)	Was previously employed by TransCoastal–Texas until May 9, 2013 when he joined TransCoastal, previously known as Claimsnet.com, Inc.
(d)	Served until he resigned on May 9, 2013.
(e)	During 2012, $140,000 of compensation was earned by TransCoastal–Texas, and the balance was earned for services with TransCoastal Partnership.
(f)	Served until she resigned on May 9, 2013.

DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Don Crosbie (a)	3,000	27,000					30,000
John C. Willems, III	--	--					--
Thomas Michale	--	--					--

The officers of the Company have business interests outside of those of the Company for which they receive compensation either in the form of salary or partnership distributions. These outside business activities of the officers of the Company will continue for the foreseeable future and until curtailed may be a conflict of interest with the Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of the Common Stock to file with the U.S. Securities and Exchange Commission (the "SEC") initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of the Common Stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish copies of all Section 16(a) reports that they file.

Based solely on the Board's review of the copies of such forms received by us, or written representations from certain reporting persons, it believes that during fiscal years ended December 31, 2013 and 2012, all filing requirements applicable to the Company's officers, directors and greater than 10% percent beneficial owners have complied.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table summarizes certain information as of November 4, 2014 with respect to the beneficial ownership of Common Stock by (1) the Board, (2) the Presidents and Chief Executive Officer, the Chief Financial Officer (the principal accounting officer) and the most highly compensated but for the fact that such an individual was not serving as an executive officer as of December 31, 2013) whose total salary and bonuses for the fiscal year ended December 31, 2013 exceeded $100,000 for services in all capacities to the Company (collectively, the "Named Executive Officers"), (3) stockholders known by us to own beneficially 5% or more of the shares of the Common Stock, and (4) all of the Named Executive Officers and directors as a group. As of November 4, 2014, the Company had 25,929,264 shares of Common Stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of SEC. Under SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC and information supplied by the Company's transfer agent as of the most recent practicable date. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 25,929,264 shares outstanding on November 4, 2014 provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after November 4, 2014 pursuant to grants of stock options or awards of restricted stock are deemed to be outstanding and beneficially owned by the person holding such options or restricted stock for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

STOCK BENEFICIALLY OWNED BY OR DIRECTORS AND EXECUTIVE OFFICERS.

Name and address of beneficial owner	Class of Security	Amount and Beneficial Ownership	Percent of Class
Don Crosbie, Chairman of the Board of Directors	Common Stock	19,967	0.1%
17304 Preston Rd., Suite 700
Dallas TX 75252

Stuart Hagler, Chief Executive Officer	Common Stock	6,106,750	26.2%
17304 Preston Rd., Suite 700
Dallas TX 75252

W. A. Westmoreland, President of Operations	Common Stock	5,767,936	24.8%
17304 Preston Rd., Suite 700
Dallas TX 75252

David May, President of Acquisitions	Common Stock	5,535,353	23.8%
17304 Preston Rd., Suite 700
Dallas TX 75252

All directors and executive officers as a group			67.1%

Transfer Agent

Shares of Common Stock are issued in registered form. Continental Stock Transfer and Trust Company, 17 Battery Place 8th Floor, New York, New York 10004 (Telephone, 800-509-5586; Email: cstmail@continentalstock.com) is the Company's registrar and transfer agent for shares of Common Stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

There have been no transactions, or proposed transactions, which have materially affected or will materially affect the Company in which any director, executive officer or beneficial holder of more than 5% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. The Company has no policy regarding entering into transactions with affiliated parties.

STOCKHOLDER MATTERS

Stockholder Proposals for Inclusion in this Information Statement

No security holder has requested the Company to include any proposal in this Information Statement.

Stockholder Proposals for Inclusion in Next Year's Proxy Statement

Stockholders who wish to have proposals for action (including nominations of candidates for election to the Board of Directors) at the Company's next annual meeting of stockholders considered for inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting of stockholders pursuant to Rule 14a-8, "Stockholder Proposals," of the SEC, must cause their proposals to be received in writing by the Company no later than January 31, 2015. Such proposals must be submitted in writing to the attention of the Corporate Secretary, 17304 Preston Road, Suite 700, Dallas, TX 75252. Proposals may be included in next year's proxy materials if they comply with the rules and regulations promulgated by the SEC and the Company's bylaws. The deadline for submitting a stockholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is also January 31, 2015. Stockholders are also advised to review the Company's articles of incorporation and bylaws, which contain additional advance notice requirements for proposals submitted outside the processes of Rule 14a-8. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in the bylaws.

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports and other information with the SEC relating to its business, financial condition and other matters. Such reports and other information can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The SEC maintains a website on the Internet (http://www.sec.gov) that contains the Exchange Act Filings filed electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the actions disclosed herein.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at the address below or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

COMPANY CONTACT INFORMATION

All inquiries regarding the Company should be addressed to the Company's principal executive office:

TransCoastal Corporation

Attn: Chief Executive Officer

17304 Preston Road, Suite 700, Dallas, Texas 75252

Telephone: (972) 818-0720

By Order of the Board of Directors

Stuart G. Hagler
Chief Executive Officer

ANNEX A

TRANSCOASTAL CORPORATION,

a Delaware corporation

WRITTEN CONSENT OF THE COMMON STOCKHOLDERS IN LIEU OF 2014 ANNUAL MEETING OF STOCKHOLDERS

The undersigned, being the record holders of more than a majority of the outstanding shares of common stock of TransCoastal Corporation, a Delaware corporation (the "Company"), as of November 4, 2014, hereby take the following actions and adopt the following resolutions by written consent, as submitted by the Board of Directors of the Company (the "Board") to the undersigned, pursuant to Section 228 of the General Corporation Law of the State of Delaware ("DGCL") in lieu of an annual meeting of stockholders for 2014. These resolutions shall be effective as of the earliest date permitted after a definitive Information Statement on Schedule 14C pursuant to the Securities Exchange Act, as amended, is made available to the Company's stockholders.

1.             ELECTION OF DIRECTORS

NOW, THEREFORE, BE IT RESOLVED, that the following four persons be, and hereby are, re-elected as directors of the Company to serve on the Board until the next annual meeting of stockholders and until their respective successors are duly elected and qualified:

Donald Crosbie
Stuart G. Hagler
W. A. Westmoreland
David J. May

2.             RATIFICATION OF INDEPENDENT ACCOUNTANTS

FURTHER RESOLVED, that the appointment of Whitley Penn LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2014 be, and it hereby is, ratified;

3.            RATIFICATION OF APPROVAL OF AMENDED EXECUTIVE EMPLOYMENT AGREEMENTS

FURTHER RESOLVED, that the Board's approval of the amended executive employment agreements between the Company and each of Messrs. Hagler, David May, Westmoreland and Derrick May be, and they hereby are, ratified; and

GENERAL AUTHORITY

FURTHER RESOLVED, that all of the actions heretofore taken by any officers, directors, employees and agents of the Company in connection with the intents and purposes contemplated by the foregoing resolutions be, and thereby hereby are, approved, ratified, and confirmed in all respects as the acts of the Company.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned, being the holders of record of more than a majority of the outstanding shares of common stock of the Company have duly executed this Written Consent as of the 17th day of November, 2014.

SIGNATURE OF STOCKHOLDER	NUMBER OF SHARES OF COMMON STOCK OWNED OF RECORD AS OF NOVEMBER 4, 2014

/s/ Stuart Hagler		6,106,750
Stuart Hagler

/s/ W.A. Westmoreland		5,767,936
W.A. Westmoreland

/s/ David May		5,535,353
David May
	Total Shares Represented	17,410,039
	Total Shares Outstanding:	25,929,264
	Percentage of Outstanding:	67.1%

ANNEX B

COPIES OF EMPLOYMENT AGREEMENTS

AMENDED EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDED EXECUTIVE EMPLOYMENT AGREEMENT (this “Agreement”) is made to be effective as of the 14th day of November, 2014 (the “Commencement Date”), by and between TransCoastal Corporation, a Delaware Corporation, (hereinafter called the “Company”), and Stuart Hagler (hereinafter called the “Executive”).

W I T N E S E T H

WHEREAS, the Executive desires to enter into an executive employment relationship with the Company; and.

WHEREAS, both the Company and Executive have read and understood the terms and provisions set forth in this Agreement and have been afforded a reasonable opportunity to review this Agreement with their respective advisors;

NOW, THEREFORE, in consideration of the mutual promises of each, and other good and valuable consideration, the parties hereby covenant and agree as follows:

1.     SERVICES AND DUTIES

(a)     Position. The Executive shall serve as Chief Executive Officer of the Company. The Executive shall report to the Board of Directors of the Company, and shall perform all duties consistent with this position and such other duties generally consistent there with; as such duties shall be prescribed and/or amended from time to time by the Board of Directors. Your individual performance, results and compensation will be reviewed during the Company’s annual performance review period currently scheduled in December of each year.

(b)     Devotion of Time. As of the Commencement Date (as defined above), the Executive shall devote his full time and attention to the Company. However, it is understood that the Executive may have certain other business activities in which he is free to engage, conditioned that such other business activities are disclosed to the Company, do not interfere with the accomplishment of his duties, and are not directly competitive so as to be corporate opportunities of the Company.

(c)     No Joint Venture. The provisions of this Agreement, and especially the compensation provisions, are not intended to create any relationship between the Parties other than that of employer and employee contracting with each other solely for the purpose of effecting the provisions of this Agreement, and this Agreement shall not be construed as creating a partnership or joint venture between the parties.

2.     TERM

This Agreement shall begin on the Commencement Date and end on the second (2nd) year anniversary after the Commencement Date (the “Original Term”). Thereafter, this Agreement shall automatically renew for successive one (1) year terms unless otherwise terminated as provided herein.

3.     COMPENSATION AND RELATED MATTERS

(a)     Base Salary. From and after the Commencement Date, the Executive shall receive an initial base salary (the “Base Salary”) paid by the Company of $15,000 per month, payable bi-weekly.

(b)     Bonus. The Executive shall be eligible for a performance bonus over and above the Base Salary. The performance bonus shall be equal to six percent (6%) of any net operating income of the Company above a minimum of $150,000 per month up to a maximum bonus of $20,000 per month.

(c)     Shares. The Executive will receive an initial sign on bonus in the amount of 630,000 shares of the Company common stock which is also being given in recognition of Executive's forbearance of certain salary in 2013 and 2014 and shall be deemed earned upon execution of this Agreement. Executive will also be eligible for certain common stock incentive stock grants (ISG’s) based upon performance and job tenure. Further stock grants, beginning with the 2014 fiscal year, will be earned by Executive in accordance with the following schedule:

1.     If Executive, for any fiscal year, has received less than an average of $20,000 per month actual salary and bonus then he shall receive a grant of 200,000 common shares at fiscal year end.

2.     If Executive, for any fiscal year, has received more than an average of $20,000 per month actual salary then he shall receive a grant of 100,000 common shares at fiscal year end.

(d)     Expenses. During his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable business and entertainment expenses incurred by him in performing services hereunder, provided that the Executive properly accounts therefor to the Company and adheres to any reimbursement policy implemented by the Company.

(e)     Benefits. The Executive shall be entitled to participate in other benefit plans to which he is eligible pursuant to Company policy, which may be amended from time to time in the Company’s discretion and the applicable plan documents (the “Standard Benefit Plans”). A copy of the Company benefits plan is attached as Exhibit “A” to this Agreement.

(f)     Vacations. The Executive shall be entitled to reasonable vacation consistent with his position and the Company’s vacation policy but in no event shall be less than two (2) weeks per calendar year which if unused may be carried over to the following year.

4.     TERMINATION

The parties understand and agree that the Executive’s employment hereunder is in accordance with the above stated term and may be terminated by the Company or the Executive, under the following circumstances:

(a)     Mutual Agreement. Termination by mutual written agreement between the Executive and the Company.

(b)     Death. Employment shall terminate upon the death of the Executive.

(c)     Disability. Termination will result if the Executive is unable to perform his duties on a full-time basis because of Executive’s inability to perform his duties under this Agreement, with or without reasonable accommodation, for a period of more than thirty (30) days (“Disability”).

(d)     Termination of the Executive’s employment for “Cause.” For purposes of this Agreement, the Company shall have the ability to terminate the Executive’s employment hereunder for “Cause”.

For the purposes of this Agreement “Cause” is defined as i) committing theft, fraud, misappropriation, ii) illegal use of drugs or alcohol in the workplace, iii) embezzlement or acts of similar dishonesty, intentional and willful misconduct that may subject the company to criminal or civil liability, (iv) willful disregard of company policies and procedures, (v) insubordination or deliberate refusal to follow the instructions of the Board of Directors, (vi) conviction of a felony or any crime involving moral turpitude, and (vii) gross negligence in performing duties, or unreasonably refusing to perform the duties of the position.

(e)     Termination Without Cause. Notwithstanding any provisions of this Agreement to the contrary, the Company may terminate the Executive’s employment for any reason other than those specified in the foregoing paragraphs (a), (b), (c) or (d) (or for no reason) at any time effective upon delivery of thirty (30) days written notice by the Board of Directors.

(f)     Voluntary Resignation. The Executive may terminate this Agreement (“Voluntary Resignation”) at any time effective upon thirty (30) days written notice to the Board of Directors of the Company.

5.     COMPENSATION AND PAYMENTS UPON TERMINATION

5.01 The Executive shall be entitled to the following compensation from the Company (in lieu of all other sums payable to the Executive hereunder) upon the termination of Executive’s employment for reasons other than a change of control.

(a)     Mutual Agreement. If the Executive’s employment is terminated as a result of mutual agreement, the Company shall pay the Executive’s Base Salary, plus a lump sum payment for the value of all accrued, earned and unused benefits under the Standard Benefit Plan through the date of termination, and the Executive will be entitled to receive any vested ISG’s or cash incentives or bonuses that may have been earned by the Executive prior to the date of termination (for all purposes of this Agreement, all such accrued, earned and unpaid items through the applicable date of termination are referred to as the “Earned Amounts”).

(b)     Death. If the Executive’s employment is terminated as a result of death, the Company will pay to the Executive’s estate the Earned Amounts.

(c)     Disability. If the Executive’s employment is terminated as a result of Disability (as defined in Section 4(c) above), the Executive will be provided long term disability benefits to which he may be eligible (if any) in accordance with the Company’s then existing Standard Benefit Plans, and the Company shall pay to the Executive the Earned Amounts.

(d)     Termination by the Company without Cause or by the Executive. If the Executive’s employment is terminated by the Company without Cause, or in the event the Executive voluntarily elects to terminate this Agreement, the Company shall pay the Executive the Earned Amounts plus, if the thirty (30) day written notice by the Executive has been given, the Company shall look forward fifteen (15) months and vest any ISG’s in Executive that would have vested during the fifteen (15) month forward period. If the Executive should terminate his employment with the Company for any reason and shall fail to give the required thirty (30) day written notice the Company shall have no further obligation to the Executive other than the “Earned Amounts”.

(e)     Termination for Cause. If the Executive’s employment is terminated for Cause, the Company shall pay the Executive the Earned Amounts only and the Company shall have no further compensation obligation to the Executive.

5.02 Termination of Employment Following a Change in Control.

(a)     Termination And Change In Control. In the event that Executive’s employment is terminated; (i) during the period beginning on the date a third party executes an agreement with the Company whereby the third party will purchase fifty percent (50%) or more of the assets or equity of the Company (the “Change in Control”) or otherwise begins a tender or exchange offer, circulates a proxy to stockholders, or takes other steps to effect a Change in Control and ending on the complete abandonment of that effort or (ii) at any time within two (2) years following the date on which a Change in Control occurs, then the Company shall provide to Executive the rights and benefits described in this Section 5 in lieu of all other benefits of a severance nature under Section 5.01 of this Agreement. The specific arrangements referred to in this Section 5.02 are not intended to exclude Executive’s participation in other benefit plans in which Executive currently participates or which are or may become available to executive personnel generally in the class or category of Executive or to preclude other compensation or benefits as may be authorized by the Board of Directors from time to time.

(b)     Accrued Benefits. The Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the sum of (1) the Executive’s Annual Base Salary through the Date of Termination to the extent not previously paid, (2) any accrued but unpaid Bonus, and (3) any accrued vacation.

(c)     Additional Payment. The Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination, an amount equal to three (3) times the sum of (i) the Executive’s Annual Base Salary and (ii) an amount equal to the highest amount of Bonus received by Executive for any fiscal year in the last three (3) fiscal years.

(d)     Continuation of Benefits. For three (3) years after the Executive’s Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue to pay the Benefit Amount or if the Fringe Benefits are provided by the Company the benefits to the Executive and/or the Executive’s family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(f) of this Agreement if the Executive’s employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until three (3) years after the Date of Termination and to have retired on the last day of such period.

If due to insurance company or Internal Revenue Service restrictions, the Executive is ineligible to continue to be covered under the terms of any such benefit plan or program, or in the event Executive is eligible but the benefits applicable to Executive under any such plan or program after termination of employment are not substantially equivalent to the benefits applicable to Executive immediately prior to termination or, if more favorable to the Executive, during the three-year period thereafter, the Company shall provide such substantially equivalent benefits, or such additional benefits as may be necessary to make the Executive whole through other sources.

(e)     Acceleration of Vesting. All stock, stock options, restricted stock awards, long term incentive plan benefits and any other equity awards or benefits that are subject to vesting based upon the continued employment of the Executive shall automatically become vested, unrestricted and/or exercisable, as the case may be.

(f)     Outplacement Services. Full outplacement services provided by the professional outplacement consulting firm of Executive’s choosing, to a maximum of $30,000, provided that all expenses reimbursable under this subsection (f) must be incurred and reimbursed no later than December 31 of the second calendar year following the calendar year in which Executive’s employment is terminated.

6.     NON-DISCLOSURE

(a)     Confidential Information. By virtue of his employment with the Company, the Executive will have access to confidential, proprietary, and highly sensitive information relating to the business of the Company and which is a valuable, competitive and unique asset of the Company (“Confidential Information”), the confidentiality of which is essential to the Company’s ability to differentiate its products and services. Such Confidential Information includes all information which relates to the business of the Company, which is or has been disclosed to the Executive orally or in writing by the Company or obtained by virtue of work performed for the Company, is or was developed by the Company, and is not generally available to or known by individuals or entities within the industry in which the Company is or may become engaged or readily accessible by independent investigation.

The Confidential Information sought to be protected includes, without limitation, information pertaining to: (i) the identities of customers and clients with which or whom the Company does or seeks to do business, as well as the point of contact persons and decision-makers at these customers and clients, including their names, addresses, e-mail addresses and positions; (ii) the past or present purchasing history and the past and/or current job requirements of each past and/or existing customer and client; (iii) the volume of business and the nature of the business relationship between the Company and its customers and clients; (iv) the pricing of the Company’s services, including any deviations from its standard pricing for particular customers and clients; (v) the Company’s business plans and strategy, including customer or client assignments and rearrangements, sales and administrative staff expansions, marketing and sales plans and strategy, proposed adjustments in compensation of sales personnel, revenue, expense and profit projections, industry analyses, and any proposed or actual implemented technology changes; (vi) information regarding the Company’s employees, including their identities, skills, talents, knowledge, experience, and compensation; (vii) the Company’s financial results and business condition; and (viii) computer programs and software developed by the Company and tailored to the Company’s needs by its employees, independent contractors, consultants or vendors; (ix) information relating to the Company’s architects, designers, contractors, or persons likely to become architects, designers, or contractors; (x) any past or present merchandise or supply sources in the future; (xi) technical and non-technical information including patent, copyright, trade secret, proprietary information, methods, ideas, concepts, designs, inventions, know-how, processes, software programs, software source documents and formulae related to the current, future and proposed products and services of the Company including research, experimental work, development, design details and specifications and engineering, financial statements, forecasts, plans (whether business, strategic, marketing or other), client lists, prospective client lists, sales data, sales analysis, equipment and other assets, prices, costs, sources of supplies, pricing methods, personnel, marketing research, and business relationships, whether or not marked “Confidential” or “Proprietary”.

Confidential Information may be contained on the Company’s computer network, in computerized documents or files, or in any written or printed documents, including any written reports summarizing such information.

(b)     Non-Disclosure of Confidential Information. The Executive acknowledges that the Company’s Confidential Information will be disclosed to the Executive throughout his employment at the Company in order to enable the Executive to perform his duties for the Company. The Executive further acknowledges that, prior to his employment at the Company, Executive was either unfamiliar with the Company’s Confidential Information or Executive developed such Confidential Information for the benefit of the Company and was otherwise compensated for such services outside of the terms of this Agreement.

Finally, Executive acknowledges that the unauthorized disclosure of Confidential Information could place the Company at a competitive disadvantage. Consequently, Executive agrees (i) not to use, publish, disclose or divulge, directly or indirectly, at any time, any Confidential Information for his own benefit and for the benefit of any person, entity, or corporation other than the Company, to any person who is not a current employee of the Company, without the express, written consent of the Company and except in the performance of the duties assigned to him by the Company; (ii)  not to make copies of Confidential Information without the prior written consent of the Company; (iii) to take reasonable precautions to protect against the inadvertent disclosure of such Confidential Information or theft or misappropriation by others; and (iv) not to use such Confidential Information except in connection with the specific duties of the Executive in connection with his employment.

(c)     Notwithstanding the foregoing, the confidentiality and nondisclosure provisions contained herein with respect to any portion of the Confidential Information shall terminate when the Executive can document that the Confidential Information:

(i)       was in the public domain at the same time it was communicated to the Executive by the Company;

(ii)      entered the public domain subsequent to the time it was communicated to the Executive by the Company through no fault of the Executive;

(iii)     was in the Executive’s possession free of any obligation of confidence at the time it was communicated to the Executive by the Company;

(iv)     was rightfully communicated to the Executive free of any obligation of confidence subsequent to the time it was communicated to the Executive by the Company;

(v)      was developed by the Executive independently of and without any reference to any information communicated to the Executive by the Company; or

(vi)     was communicated in response to a valid subpoena or order by a court or by a governmental body, provided that the Executive complies with the provisions of Section 6(e) below.

(d)      Contact With Shareholders Post Termination. Notwithstanding 6(b) above it is hereby agreed by the parties that in the event Executive is terminated for any reason the Executive may contact and solicit any of the stockholders of the Company, existing at the time of such termination, for any purpose including, but not limited to, the solicitation of such individuals for the purpose of having such stockholders enter into a business relationship with Executive including solicitation of such individuals to invest in or otherwise support monetarily any business enterprise involving Executive even though such business enterprise is engaged in a business similar to or competitive with the Company

(e)     Survival of Executive’s Obligations. Executive understands and agrees that his obligations under this Section shall survive the termination of this Agreement and/or his employment with the Company. Executive further understands and agrees that his obligations under this Section are in addition to, and not in limitation or preemption of, all other obligations of confidentiality which he may have to the Company under general legal or equitable principles, or other policies implemented by the Company.

(f)     Certain Disclosures. In the event that the Executive receives a request to disclose all or any part of the Confidential Information under the terms of a subpoena or order issued by a court or by a governmental body, the Executive agrees (i) to notify the Company immediately of the existence, terms, and circumstances surrounding such request, (ii) to consult with the Executive on the advisability of taking legal available steps to resist or narrow such request, and (iii) if disclosure of such Confidential Information is required to prevent the Executive from being held in contempt or subject to other penalty, to furnish only such portion of the Confidential Information as, in the opinion of counsel to the Executive, it is legally compelled to disclose and to exercise its best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed Confidential Information.

7.     RETURN OF COMPANY PROPERTY

Executive acknowledges that all memoranda, notes, correspondence, databases, computer discs, computer files, computer equipment and/or accessories, pagers, telephones, passwords or pass codes, records, reports, manuals, books, papers, letters, CD Roms or DVD media, flash drives, keys, Internet database access codes, client profile data, job orders, client and customer lists, contracts, software programs, information and records, drafts of instructions, guides and manuals, and other documentation (whether in draft or final form), and other sales, financial or technological information relating to the Company’s business, and any and all other documents containing Confidential Information furnished to Executive by any representative of the Company or otherwise acquired or developed by him in connection with his association with the Company (collectively, “Recipient Materials”) shall at all times be the property of the Company. Within twenty-four (24) hours of the termination of his employment for any reason, Executive will return to the Company any Recipient Materials which are in his possession, custody or control.

8.     NON-SOLICITATION OF EMPLOYEES AND CONSULTANTS

Executive acknowledges that, as part of his employment or association with the Company, he will become familiar with the salary, pay scale, capabilities, experiences, skill and desires of the Company’s employees. In order to protect the confidentiality of such information, Executive agrees that, for a period of twelve (12) months following the termination of his employment with the Company, whether such termination occurs at the insistence of Executive or the Company, Executive shall not recruit, hire, solicit, or attempt to recruit, hire or solicit, directly or by assisting others, any other employees or consultants employed by or associated with the Company, nor shall he contact or communicate with any other employees or consultants of the Company for the purpose of inducing other employees or consultants to terminate their employment or association with the Company. For purposes of this covenant, “other employees or consultants” shall refer to permanent employees, temporary employees, or consultants who were employed by, doing business with, or associated with the Company within six (6) months of the time of the attempted recruiting, hiring or solicitation. Executive’s obligations under this Section 9 shall survive the termination of this Agreement and Executive’s employment with the Company.

9.     REMEDIES

In the event that Executive violates any of the provisions set forth in Sections 6, 7, or 8 of this Agreement, he acknowledges that the Company will suffer immediate and irreparable harm which cannot be accurately calculated in monetary damages. Consequently, Executive acknowledges and agrees that the Company shall be entitled to immediate injunctive relief, either by temporary or permanent injunction, to prevent such a violation. Executive further acknowledges and agrees that this injunctive relief shall be in addition to any other legal or equitable relief, including monetary damages, to which the Company would be entitled.

10.     INVENTIONS, IDEAS/PATENTABLE INVENTIONS

(a)     Inventions. Any discovery, invention, design, improvement, concept or other intellectual properties, either patentable or not, made, developed or conceived by the Executive during the term of the Agreement, and for one year after termination thereof, which relate to or are useful in the business or activities in which the Company is or may become engaged, and which may or may not also constitute Confidential Information (the “Inventions”), shall be the exclusive property of the Company and its successors.

(b)     Disclosure to the Company. The Executive agrees to disclose promptly, in writing, if so requested, to the Company, any Inventions that the Executive may make, develop or conceive during the term of this Agreement by the Company or its successors.

(c)     Work for Hire. The Executive agrees that the Inventions shall be deemed “work made for hire” and hereby assigns, and agrees to assign, to the Company all the Executive’s rights, title and interest in any such Inventions, whether or not during the term of this Agreement such Inventions may be reduced to practice, and to execute all patent applications, copyright applications, assignments and other documents, and to take all other steps necessary (but all at the Company’s expense), to vest in the Company the entire right, title and interest in and to those Inventions and in and to any patents or copyrights obtainable therefor in the United States and in foreign countries.

(d)     Obligation to Assign Inventions to the Company. The Executive shall not be obligated to assign to the Company any Invention made by him during the Relationship or after termination of this Agreement which does not relate to any business or activity in which the Company is or may become engaged, except that the Executive is so obligated if the same relates to or is based on Confidential Information to which the Executive shall have had access during and by virtue of his employment or arises out of work assigned to him by the Company; nor shall the Executive be obligated to assign any Inventions which relate to or would be useful in any business or activities in which the Company is engaged if such Invention was conceived and reduced by practice by the Executive prior to this Agreement with the Company, provided that all such Inventions are listed on Exhibit “B” attached hereto and made known to the Company.

11.     SUCCESSORS; BINDING AGREEMENT

This Agreement shall be binding upon, and inure to the benefit of, the Company, Executive, and their respective successors, assigns, personal and legal representatives, executors, administrators, heirs, distributees, devisees, and legatees, as applicable.

Without limiting the generality of the foregoing, the Company may assign this Agreement (or the same may remain with the Company as a subsidiary of a larger institution), without the consent of Executive, with such assignee being required to perform the obligations of the Company hereunder, to any successor of the Company.

12.     COMPLETE AGREEMENT

This Agreement sets forth the entire agreement among the Company and Executive concerning the subject matter hereof, Executive and Company hereby agree that this Agreement shall replace and supersede any and all previous employment agreements executed between Executive and the Company or Executive and any of Company's subsidiaries as all such prior agreements shall cease and be of no further force or effect upon the execution of this Agreement by the parties hereto.

13.     NOTICE

For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when (i) delivered personally; (ii) sent by telecopy or similar electronic device and confirmed; (iii) delivered by overnight express; or (iv) sent by registered or certified mail, postage prepaid, addressed as follows:

If to the Executive:	Stuart Hagler 4944 Royal Lane Dallas, TX, 75229

If to the Company:	TransCoastal Corporation 17304 Preston Road, Suite 700 Dallas, TX 75252

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

14.     MISCELLANEOUS

14.1     Waiver or Modification. No provision of this Agreement may be modified, waived, or discharged unless such waiver, modification, or discharge is agreed to in writing, signed by the Executive and the Company. No waiver by either party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Either party hereof has made no agreements or representations, oral or otherwise, express or implied, with respect to the subject matter, which are not set forth expressly in this Agreement.

14.2     Governing Law And Venue. This Agreement is being made and is intended to be performed in the State of Texas, and shall be governed, construed, interpreted, and enforced in accordance with the substantive laws of the State of Texas and venue for any matter in connection with or arising from this Agreement shall be in Dallas County, Texas.

14.3     Attorney Fees. All legal fees and costs incurred in connection with the resolution of any dispute or controversy under or in connection with this Agreement shall be borne by the non-prevailing party.

14.4    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same agreement.

14.5    Voluntary Agreement. The parties acknowledge that Executive has been advised by the attorney for the Company to consult with his own attorney or other counselor concerning the meaning, import, and legal significance of this Agreement. Executive hereby warrants and represents that he has had the opportunity to do so, has read this Agreement, and as signified by his signature hereto, he is voluntarily executing this Agreement after, if sought, obtaining the advice of his own and independent counsel.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date and year first above written.

COMPANY:

TransCoastal Corporation, a

Delaware Corporation

By: ___/s/ Derrick May__________________________

Name: ___Derrick May__________________________

Title: ___Corporate Secretary_____________________

EXECUTIVE:

___/s/ Stuart Hagler_________________________________

Stuart G. Hagler

AMENDED EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDED EXECUTIVE EMPLOYMENT AGREEMENT (this “Agreement”) is made to be effective as of the 14th day of November, 2014 (the “Commencement Date”), by and between TransCoastal Corporation, a Delaware Corporation, (hereinafter called the “Company”), and David May (hereinafter called the “Executive”).

W I T N E S E T H

WHEREAS, the Executive desires to enter into an executive employment relationship with the Company; and.

WHEREAS, both the Company and Executive have read and understood the terms and provisions set forth in this Agreement and have been afforded a reasonable opportunity to review this Agreement with their respective advisors;

NOW, THEREFORE, in consideration of the mutual promises of each, and other good and valuable consideration, the parties hereby covenant and agree as follows:

1.     SERVICES AND DUTIES

(a)     Position. The Executive shall serve as President-Acquisitions of the Company. The Executive shall report to the Board of Directors of the Company, and shall perform all duties consistent with this position and such other duties generally consistent there with; as such duties shall be prescribed and/or amended from time to time by the Board of Directors. Your individual performance, results and compensation will be reviewed during the Company’s annual performance review period currently scheduled in December of each year.

(b)     Devotion of Time. As of the Commencement Date (as defined above), the Executive shall devote his full time and attention to the Company. However, it is understood that the Executive may have certain other business activities in which he is free to engage, conditioned that such other business activities are disclosed to the Company, do not interfere with the accomplishment of his duties, and are not directly competitive so as to be corporate opportunities of the Company.

(c)     No Joint Venture. The provisions of this Agreement, and especially the compensation provisions, are not intended to create any relationship between the Parties other than that of employer and employee contracting with each other solely for the purpose of effecting the provisions of this Agreement, and this Agreement shall not be construed as creating a partnership or joint venture between the parties.

2.     TERM

This Agreement shall begin on the Commencement Date and end on the second (2nd) year anniversary after the Commencement Date (the “Original Term”). Thereafter, this Agreement shall automatically renew for successive one (1) year terms unless otherwise terminated as provided herein.

3.     COMPENSATION AND RELATED MATTERS

(a)     Base Salary. From and after the Commencement Date, the Executive shall receive an initial base salary (the “Base Salary”) paid by the Company of $15,000 per month, payable bi-weekly.

(b)     Bonus. The Executive shall be eligible for a performance bonus over and above the Base Salary. The performance bonus shall be equal to six percent (6%) of any net operating income of the Company above a minimum of $150,000 per month up to a maximum bonus of $20,000 per month.

(c)     Shares. The Executive will receive an initial sign on bonus in the amount of 630,000 shares of the Company common stock which is also being given in recognition of Executive's forbearance of certain salary in 2013 and 2014 and shall be deemed earned upon execution of this Agreement. Executive will also be eligible for certain common stock incentive stock grants (ISG’s) based upon performance and job tenure. Further stock grants, beginning with the 2014 fiscal year, will be earned by Executive in accordance with the following schedule:

1.     If Executive, for any fiscal year, has received less than an average of $20,000 per month actual salary and bonus then he shall receive a grant of 200,000 common shares at fiscal year end.

2.     If Executive, for any fiscal year, has received more than an average of $20,000 per month actual salary then he shall receive a grant of 100,000 common shares at fiscal year end.

(d)     Expenses. During his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable business and entertainment expenses incurred by him in performing services hereunder, provided that the Executive properly accounts therefor to the Company and adheres to any reimbursement policy implemented by the Company.

(e)     Benefits. The Executive shall be entitled to participate in other benefit plans to which he is eligible pursuant to Company policy, which may be amended from time to time in the Company’s discretion and the applicable plan documents (the “Standard Benefit Plans”). A copy of the Company benefits plan is attached as Exhibit “A” to this Agreement.

(f)     Vacations. The Executive shall be entitled to reasonable vacation consistent with his position and the Company’s vacation policy but in no event shall be less than two (2) weeks per calendar year which if unused may be carried over to the following year.

4.     TERMINATION

The parties understand and agree that the Executive’s employment hereunder is in accordance with the above stated term and may be terminated by the Company or the Executive, under the following circumstances:

(a)     Mutual Agreement. Termination by mutual written agreement between the Executive and the Company.

(b)     Death. Employment shall terminate upon the death of the Executive.

(c)     Disability. Termination will result if the Executive is unable to perform his duties on a full-time basis because of Executive’s inability to perform his duties under this Agreement, with or without reasonable accommodation, for a period of more than thirty (30) days (“Disability”).

(d)     Termination of the Executive’s employment for “Cause.” For purposes of this Agreement, the Company shall have the ability to terminate the Executive’s employment hereunder for “Cause”.

For the purposes of this Agreement “Cause” is defined as i) committing theft, fraud, misappropriation, ii) illegal use of drugs or alcohol in the workplace, iii) embezzlement or acts of similar dishonesty, intentional and willful misconduct that may subject the company to criminal or civil liability, (iv) willful disregard of company policies and procedures, (v) insubordination or deliberate refusal to follow the instructions of the Board of Directors, (vi) conviction of a felony or any crime involving moral turpitude, and (vii) gross negligence in performing duties, or unreasonably refusing to perform the duties of the position.

(e)     Termination Without Cause. Notwithstanding any provisions of this Agreement to the contrary, the Company may terminate the Executive’s employment for any reason other than those specified in the foregoing paragraphs (a), (b), (c) or (d) (or for no reason) at any time effective upon delivery of thirty (30) days written notice by the Board of Directors.

(f)     Voluntary Resignation. The Executive may terminate this Agreement (“Voluntary Resignation”) at any time effective upon thirty (30) days written notice to the Board of Directors of the Company.

5.     COMPENSATION AND PAYMENTS UPON TERMINATION

5.01 The Executive shall be entitled to the following compensation from the Company (in lieu of all other sums payable to the Executive hereunder) upon the termination of Executive’s employment for reasons other than a change of control.

(a)     Mutual Agreement. If the Executive’s employment is terminated as a result of mutual agreement, the Company shall pay the Executive’s Base Salary, plus a lump sum payment for the value of all accrued, earned and unused benefits under the Standard Benefit Plan through the date of termination, and the Executive will be entitled to receive any vested ISG’s or cash incentives or bonuses that may have been earned by the Executive prior to the date of termination (for all purposes of this Agreement, all such accrued, earned and unpaid items through the applicable date of termination are referred to as the “Earned Amounts”).

(b)     Death. If the Executive’s employment is terminated as a result of death, the Company will pay to the Executive’s estate the Earned Amounts.

(c)     Disability. If the Executive’s employment is terminated as a result of Disability (as defined in Section 4(c) above), the Executive will be provided long term disability benefits to which he may be eligible (if any) in accordance with the Company’s then existing Standard Benefit Plans, and the Company shall pay to the Executive the Earned Amounts.

(d)     Termination by the Company without Cause or by the Executive. If the Executive’s employment is terminated by the Company without Cause, or in the event the Executive voluntarily elects to terminate this Agreement, the Company shall pay the Executive the Earned Amounts plus, if the thirty (30) day written notice by the Executive has been given, the Company shall look forward fifteen (15) months and vest any ISG’s in Executive that would have vested during the fifteen (15) month forward period. If the Executive should terminate his employment with the Company for any reason and shall fail to give the required thirty (30) day written notice the Company shall have no further obligation to the Executive other than the “Earned Amounts”.

(e)     Termination for Cause. If the Executive’s employment is terminated for Cause, the Company shall pay the Executive the Earned Amounts only and the Company shall have no further compensation obligation to the Executive.

5.02 Termination of Employment Following a Change in Control.

(a)     Termination And Change In Control. In the event that Executive’s employment is terminated; (i) during the period beginning on the date a third party executes an agreement with the Company whereby the third party will purchase fifty percent (50%) or more of the assets or equity of the Company (the “Change in Control”) or otherwise begins a tender or exchange offer, circulates a proxy to stockholders, or takes other steps to effect a Change in Control and ending on the complete abandonment of that effort or (ii) at any time within two (2) years following the date on which a Change in Control occurs, then the Company shall provide to Executive the rights and benefits described in this Section 5 in lieu of all other benefits of a severance nature under Section 5.01 of this Agreement. The specific arrangements referred to in this Section 5.02 are not intended to exclude Executive’s participation in other benefit plans in which Executive currently participates or which are or may become available to executive personnel generally in the class or category of Executive or to preclude other compensation or benefits as may be authorized by the Board of Directors from time to time.

(b)     Accrued Benefits. The Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the sum of (1) the Executive’s Annual Base Salary through the Date of Termination to the extent not previously paid, (2) any accrued but unpaid Bonus, and (3) any accrued vacation.

(c)     Additional Payment. The Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination, an amount equal to three (3) times the sum of (i) the Executive’s Annual Base Salary and (ii) an amount equal to the highest amount of Bonus received by Executive for any fiscal year in the last three (3) fiscal years.

(d)     Continuation of Benefits. For three (3) years after the Executive’s Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue to pay the Benefit Amount or if the Fringe Benefits are provided by the Company the benefits to the Executive and/or the Executive’s family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(f) of this Agreement if the Executive’s employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until three (3) years after the Date of Termination and to have retired on the last day of such period.

If due to insurance company or Internal Revenue Service restrictions, the Executive is ineligible to continue to be covered under the terms of any such benefit plan or program, or in the event Executive is eligible but the benefits applicable to Executive under any such plan or program after termination of employment are not substantially equivalent to the benefits applicable to Executive immediately prior to termination or, if more favorable to the Executive, during the three-year period thereafter, the Company shall provide such substantially equivalent benefits, or such additional benefits as may be necessary to make the Executive whole through other sources.

(e)     Acceleration of Vesting. All stock, stock options, restricted stock awards, long term incentive plan benefits and any other equity awards or benefits that are subject to vesting based upon the continued employment of the Executive shall automatically become vested, unrestricted and/or exercisable, as the case may be.

(f)     Outplacement Services. Full outplacement services provided by the professional outplacement consulting firm of Executive’s choosing, to a maximum of $30,000, provided that all expenses reimbursable under this subsection (f) must be incurred and reimbursed no later than December 31 of the second calendar year following the calendar year in which Executive’s employment is terminated.

6.     NON-DISCLOSURE

(a)     Confidential Information. By virtue of his employment with the Company, the Executive will have access to confidential, proprietary, and highly sensitive information relating to the business of the Company and which is a valuable, competitive and unique asset of the Company (“Confidential Information”), the confidentiality of which is essential to the Company’s ability to differentiate its products and services. Such Confidential Information includes all information which relates to the business of the Company, which is or has been disclosed to the Executive orally or in writing by the Company or obtained by virtue of work performed for the Company, is or was developed by the Company, and is not generally available to or known by individuals or entities within the industry in which the Company is or may become engaged or readily accessible by independent investigation.

The Confidential Information sought to be protected includes, without limitation, information pertaining to: (i) the identities of customers and clients with which or whom the Company does or seeks to do business, as well as the point of contact persons and decision-makers at these customers and clients, including their names, addresses, e-mail addresses and positions; (ii) the past or present purchasing history and the past and/or current job requirements of each past and/or existing customer and client; (iii) the volume of business and the nature of the business relationship between the Company and its customers and clients; (iv) the pricing of the Company’s services, including any deviations from its standard pricing for particular customers and clients; (v) the Company’s business plans and strategy, including customer or client assignments and rearrangements, sales and administrative staff expansions, marketing and sales plans and strategy, proposed adjustments in compensation of sales personnel, revenue, expense and profit projections, industry analyses, and any proposed or actual implemented technology changes; (vi) information regarding the Company’s employees, including their identities, skills, talents, knowledge, experience, and compensation; (vii) the Company’s financial results and business condition; and (viii) computer programs and software developed by the Company and tailored to the Company’s needs by its employees, independent contractors, consultants or vendors; (ix) information relating to the Company’s architects, designers, contractors, or persons likely to become architects, designers, or contractors; (x) any past or present merchandise or supply sources in the future; (xi) technical and non-technical information including patent, copyright, trade secret, proprietary information, methods, ideas, concepts, designs, inventions, know-how, processes, software programs, software source documents and formulae related to the current, future and proposed products and services of the Company including research, experimental work, development, design details and specifications and engineering, financial statements, forecasts, plans (whether business, strategic, marketing or other), client lists, prospective client lists, sales data, sales analysis, equipment and other assets, prices, costs, sources of supplies, pricing methods, personnel, marketing research, and business relationships, whether or not marked “Confidential” or “Proprietary”.

Confidential Information may be contained on the Company’s computer network, in computerized documents or files, or in any written or printed documents, including any written reports summarizing such information.

(b)     Non-Disclosure of Confidential Information. The Executive acknowledges that the Company’s Confidential Information will be disclosed to the Executive throughout his employment at the Company in order to enable the Executive to perform his duties for the Company. The Executive further acknowledges that, prior to his employment at the Company, Executive was either unfamiliar with the Company’s Confidential Information or Executive developed such Confidential Information for the benefit of the Company and was otherwise compensated for such services outside of the terms of this Agreement.

Finally, Executive acknowledges that the unauthorized disclosure of Confidential Information could place the Company at a competitive disadvantage. Consequently, Executive agrees (i) not to use, publish, disclose or divulge, directly or indirectly, at any time, any Confidential Information for his own benefit and for the benefit of any person, entity, or corporation other than the Company, to any person who is not a current employee of the Company, without the express, written consent of the Company and except in the performance of the duties assigned to him by the Company; (ii)  not to make copies of Confidential Information without the prior written consent of the Company; (iii) to take reasonable precautions to protect against the inadvertent disclosure of such Confidential Information or theft or misappropriation by others; and (iv) not to use such Confidential Information except in connection with the specific duties of the Executive in connection with his employment.

(c)     Notwithstanding the foregoing, the confidentiality and nondisclosure provisions contained herein with respect to any portion of the Confidential Information shall terminate when the Executive can document that the Confidential Information:

(i)       was in the public domain at the same time it was communicated to the Executive by the Company;

(ii)      entered the public domain subsequent to the time it was communicated to the Executive by the Company through no fault of the Executive;

(iii)     was in the Executive’s possession free of any obligation of confidence at the time it was communicated to the Executive by the Company;

(iv)     was rightfully communicated to the Executive free of any obligation of confidence subsequent to the time it was communicated to the Executive by the Company;

(v)      was developed by the Executive independently of and without any reference to any information communicated to the Executive by the Company; or

(vi)     was communicated in response to a valid subpoena or order by a court or by a governmental body, provided that the Executive complies with the provisions of Section 6(e) below.

(d)      Contact With Shareholders Post Termination. Notwithstanding 6(b) above it is hereby agreed by the parties that in the event Executive is terminated for any reason the Executive may contact and solicit any of the stockholders of the Company, existing at the time of such termination, for any purpose including, but not limited to, the solicitation of such individuals for the purpose of having such stockholders enter into a business relationship with Executive including solicitation of such individuals to invest in or otherwise support monetarily any business enterprise involving Executive even though such business enterprise is engaged in a business similar to or competitive with the Company

(e)     Survival of Executive’s Obligations. Executive understands and agrees that his obligations under this Section shall survive the termination of this Agreement and/or his employment with the Company. Executive further understands and agrees that his obligations under this Section are in addition to, and not in limitation or preemption of, all other obligations of confidentiality which he may have to the Company under general legal or equitable principles, or other policies implemented by the Company.

(f)     Certain Disclosures. In the event that the Executive receives a request to disclose all or any part of the Confidential Information under the terms of a subpoena or order issued by a court or by a governmental body, the Executive agrees (i) to notify the Company immediately of the existence, terms, and circumstances surrounding such request, (ii) to consult with the Executive on the advisability of taking legal available steps to resist or narrow such request, and (iii) if disclosure of such Confidential Information is required to prevent the Executive from being held in contempt or subject to other penalty, to furnish only such portion of the Confidential Information as, in the opinion of counsel to the Executive, it is legally compelled to disclose and to exercise its best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed Confidential Information.

7.     RETURN OF COMPANY PROPERTY

Executive acknowledges that all memoranda, notes, correspondence, databases, computer discs, computer files, computer equipment and/or accessories, pagers, telephones, passwords or pass codes, records, reports, manuals, books, papers, letters, CD Roms or DVD media, flash drives, keys, Internet database access codes, client profile data, job orders, client and customer lists, contracts, software programs, information and records, drafts of instructions, guides and manuals, and other documentation (whether in draft or final form), and other sales, financial or technological information relating to the Company’s business, and any and all other documents containing Confidential Information furnished to Executive by any representative of the Company or otherwise acquired or developed by him in connection with his association with the Company (collectively, “Recipient Materials”) shall at all times be the property of the Company. Within twenty-four (24) hours of the termination of his employment for any reason, Executive will return to the Company any Recipient Materials which are in his possession, custody or control.

8.     NON-SOLICITATION OF EMPLOYEES AND CONSULTANTS

Executive acknowledges that, as part of his employment or association with the Company, he will become familiar with the salary, pay scale, capabilities, experiences, skill and desires of the Company’s employees. In order to protect the confidentiality of such information, Executive agrees that, for a period of twelve (12) months following the termination of his employment with the Company, whether such termination occurs at the insistence of Executive or the Company, Executive shall not recruit, hire, solicit, or attempt to recruit, hire or solicit, directly or by assisting others, any other employees or consultants employed by or associated with the Company, nor shall he contact or communicate with any other employees or consultants of the Company for the purpose of inducing other employees or consultants to terminate their employment or association with the Company. For purposes of this covenant, “other employees or consultants” shall refer to permanent employees, temporary employees, or consultants who were employed by, doing business with, or associated with the Company within six (6) months of the time of the attempted recruiting, hiring or solicitation. Executive’s obligations under this Section 9 shall survive the termination of this Agreement and Executive’s employment with the Company.

9.     REMEDIES

In the event that Executive violates any of the provisions set forth in Sections 6, 7, or 8 of this Agreement, he acknowledges that the Company will suffer immediate and irreparable harm which cannot be accurately calculated in monetary damages. Consequently, Executive acknowledges and agrees that the Company shall be entitled to immediate injunctive relief, either by temporary or permanent injunction, to prevent such a violation. Executive further acknowledges and agrees that this injunctive relief shall be in addition to any other legal or equitable relief, including monetary damages, to which the Company would be entitled.

10.     INVENTIONS, IDEAS/PATENTABLE INVENTIONS

(a)     Inventions. Any discovery, invention, design, improvement, concept or other intellectual properties, either patentable or not, made, developed or conceived by the Executive during the term of the Agreement, and for one year after termination thereof, which relate to or are useful in the business or activities in which the Company is or may become engaged, and which may or may not also constitute Confidential Information (the “Inventions”), shall be the exclusive property of the Company and its successors.

(b)     Disclosure to the Company. The Executive agrees to disclose promptly, in writing, if so requested, to the Company, any Inventions that the Executive may make, develop or conceive during the term of this Agreement by the Company or its successors.

(c)     Work for Hire. The Executive agrees that the Inventions shall be deemed “work made for hire” and hereby assigns, and agrees to assign, to the Company all the Executive’s rights, title and interest in any such Inventions, whether or not during the term of this Agreement such Inventions may be reduced to practice, and to execute all patent applications, copyright applications, assignments and other documents, and to take all other steps necessary (but all at the Company’s expense), to vest in the Company the entire right, title and interest in and to those Inventions and in and to any patents or copyrights obtainable therefor in the United States and in foreign countries.

(d)     Obligation to Assign Inventions to the Company. The Executive shall not be obligated to assign to the Company any Invention made by him during the Relationship or after termination of this Agreement which does not relate to any business or activity in which the Company is or may become engaged, except that the Executive is so obligated if the same relates to or is based on Confidential Information to which the Executive shall have had access during and by virtue of his employment or arises out of work assigned to him by the Company; nor shall the Executive be obligated to assign any Inventions which relate to or would be useful in any business or activities in which the Company is engaged if such Invention was conceived and reduced by practice by the Executive prior to this Agreement with the Company, provided that all such Inventions are listed on Exhibit “B” attached hereto and made known to the Company.

11.     SUCCESSORS; BINDING AGREEMENT

This Agreement shall be binding upon, and inure to the benefit of, the Company, Executive, and their respective successors, assigns, personal and legal representatives, executors, administrators, heirs, distributees, devisees, and legatees, as applicable.

Without limiting the generality of the foregoing, the Company may assign this Agreement (or the same may remain with the Company as a subsidiary of a larger institution), without the consent of Executive, with such assignee being required to perform the obligations of the Company hereunder, to any successor of the Company.

12.     COMPLETE AGREEMENT

This Agreement sets forth the entire agreement among the Company and Executive concerning the subject matter hereof, Executive and Company hereby agree that this Agreement shall replace and supersede any and all previous employment agreements executed between Executive and the Company or Executive and any of Company's subsidiaries as all such prior agreements shall cease and be of no further force or effect upon the execution of this Agreement by the parties hereto.

13.     NOTICE

For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when (i) delivered personally; (ii) sent by telecopy or similar electronic device and confirmed; (iii) delivered by overnight express; or (iv) sent by registered or certified mail, postage prepaid, addressed as follows:

If to the Executive:	David May 4400 Lorraine Avenue Dallas, TX 75205

If to the Company:	TransCoastal Corporation 17304 Preston Road, Suite 700 Dallas, TX 75252

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

14.     MISCELLANEOUS

14.1     Waiver or Modification. No provision of this Agreement may be modified, waived, or discharged unless such waiver, modification, or discharge is agreed to in writing, signed by the Executive and the Company. No waiver by either party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Either party hereof has made no agreements or representations, oral or otherwise, express or implied, with respect to the subject matter, which are not set forth expressly in this Agreement.

14.2     Governing Law And Venue. This Agreement is being made and is intended to be performed in the State of Texas, and shall be governed, construed, interpreted, and enforced in accordance with the substantive laws of the State of Texas and venue for any matter in connection with or arising from this Agreement shall be in Dallas County, Texas.

14.3     Attorney Fees. All legal fees and costs incurred in connection with the resolution of any dispute or controversy under or in connection with this Agreement shall be borne by the non-prevailing party.

145.4    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same agreement.

14.5    Voluntary Agreement. The parties acknowledge that Executive has been advised by the attorney for the Company to consult with his own attorney or other counselor concerning the meaning, import, and legal significance of this Agreement. Executive hereby warrants and represents that he has had the opportunity to do so, has read this Agreement, and as signified by his signature hereto, he is voluntarily executing this Agreement after, if sought, obtaining the advice of his own and independent counsel.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date and year first above written.

COMPANY:

TransCoastal Corporation, a

Delaware Corporation

By: /s/ Derrick May_____

Name: Derrick May______

Title: Corporate Secretary_

EXECUTIVE:

/s/ David May_________

David May

AMENDED EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDED EXECUTIVE EMPLOYMENT AGREEMENT (this “Agreement”) is made to be effective as of the 14th day of November, 2014 (the “Commencement Date”), by and between TransCoastal Corporation, a Delaware Corporation, (hereinafter called the “Company”), and Wilbur A. Westmoreland (hereinafter called the “Executive”).

W I T N E S E T H

WHEREAS, the Executive desires to enter into an executive employment relationship with the Company; and.

WHEREAS, both the Company and Executive have read and understood the terms and provisions set forth in this Agreement and have been afforded a reasonable opportunity to review this Agreement with their respective advisors;

NOW, THEREFORE, in consideration of the mutual promises of each, and other good and valuable consideration, the parties hereby covenant and agree as follows:

1.     SERVICES AND DUTIES

(a)     Position. The Executive shall serve as President-Operations of the Company. The Executive shall report to the Board of Directors of the Company, and shall perform all duties consistent with this position and such other duties generally consistent there with; as such duties shall be prescribed and/or amended from time to time by the Board of Directors. Your individual performance, results and compensation will be reviewed during the Company’s annual performance review period currently scheduled in December of each year.

(b)     Devotion of Time. As of the Commencement Date (as defined above), the Executive shall devote his full time and attention to the Company. However, it is understood that the Executive may have certain other business activities in which he is free to engage, conditioned that such other business activities are disclosed to the Company, do not interfere with the accomplishment of his duties, and are not directly competitive so as to be corporate opportunities of the Company.

(c)     No Joint Venture. The provisions of this Agreement, and especially the compensation provisions, are not intended to create any relationship between the Parties other than that of employer and employee contracting with each other solely for the purpose of effecting the provisions of this Agreement, and this Agreement shall not be construed as creating a partnership or joint venture between the parties.

2.     TERM

This Agreement shall begin on the Commencement Date and end on the second (2nd) year anniversary after the Commencement Date (the “Original Term”). Thereafter, this Agreement shall automatically renew for successive one (1) year terms unless otherwise terminated as provided herein.

3.     COMPENSATION AND RELATED MATTERS

(a)     Base Salary. From and after the Commencement Date, the Executive shall receive an initial base salary (the “Base Salary”) paid by the Company of $15,000 per month, payable bi-weekly.

(b)    Bonus. The Executive shall be eligible for a performance bonus over and above the Base Salary. The performance bonus shall be equal to six percent (6%) of any net operating income of the Company above a minimum of $150,000 per month up to a maximum bonus of $20,000 per month.

(c)     Shares. The Executive will receive an initial sign on bonus in the amount of 630,000 shares of the Company common stock which is also being given in recognition of Executive's forbearance of certain salary in 2013 and 2014 and shall be deemed earned upon execution of this Agreement. Executive will also be eligible for certain common stock incentive stock grants (ISG’s) based upon performance and job tenure. Further stock grants, beginning with the 2014 fiscal year, will be earned by Executive in accordance with the following schedule:

1.     If Executive, for any fiscal year, has received less than an average of $20,000 per month actual salary and bonus then he shall receive a grant of 200,000 common shares at fiscal year end.

2.     If Executive, for any fiscal year, has received more than an average of $20,000 per month actual salary then he shall receive a grant of 100,000 common shares at fiscal year end.

(d)     Expenses. During his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable business and entertainment expenses incurred by him in performing services hereunder, provided that the Executive properly accounts therefor to the Company and adheres to any reimbursement policy implemented by the Company.

(e)     Benefits. The Executive shall be entitled to participate in other benefit plans to which he is eligible pursuant to Company policy, which may be amended from time to time in the Company’s discretion and the applicable plan documents (the “Standard Benefit Plans”). A copy of the Company benefits plan is attached as Exhibit “A” to this Agreement.

(f)     Vacations. The Executive shall be entitled to reasonable vacation consistent with his position and the Company’s vacation policy but in no event shall be less than two (2) weeks per calendar year which if unused may be carried over to the following year.

4.     TERMINATION

The parties understand and agree that the Executive’s employment hereunder is in accordance with the above stated term and may be terminated by the Company or the Executive, under the following circumstances:

(a)     Mutual Agreement. Termination by mutual written agreement between the Executive and the Company.

(b)     Death. Employment shall terminate upon the death of the Executive.

(c)     Disability. Termination will result if the Executive is unable to perform his duties on a full-time basis because of Executive’s inability to perform his duties under this Agreement, with or without reasonable accommodation, for a period of more than thirty (30) days (“Disability”).

(d)     Termination of the Executive’s employment for “Cause.” For purposes of this Agreement, the Company shall have the ability to terminate the Executive’s employment hereunder for “Cause”.

For the purposes of this Agreement “Cause” is defined as i) committing theft, fraud, misappropriation, ii) illegal use of drugs or alcohol in the workplace, iii) embezzlement or acts of similar dishonesty, intentional and willful misconduct that may subject the company to criminal or civil liability, (iv) willful disregard of company policies and procedures, (v) insubordination or deliberate refusal to follow the instructions of the Board of Directors, (vi) conviction of a felony or any crime involving moral turpitude, and (vii) gross negligence in performing duties, or unreasonably refusing to perform the duties of the position.

(e)     Termination Without Cause. Notwithstanding any provisions of this Agreement to the contrary, the Company may terminate the Executive’s employment for any reason other than those specified in the foregoing paragraphs (a), (b), (c) or (d) (or for no reason) at any time effective upon delivery of thirty (30) days written notice by the Board of Directors.

(f)     Voluntary Resignation. The Executive may terminate this Agreement (“Voluntary Resignation”) at any time effective upon thirty (30) days written notice to the Board of Directors of the Company.

5.     COMPENSATION AND PAYMENTS UPON TERMINATION

5.01 The Executive shall be entitled to the following compensation from the Company (in lieu of all other sums payable to the Executive hereunder) upon the termination of Executive’s employment for reasons other than a change of control.

(a)     Mutual Agreement. If the Executive’s employment is terminated as a result of mutual agreement, the Company shall pay the Executive’s Base Salary, plus a lump sum payment for the value of all accrued, earned and unused benefits under the Standard Benefit Plan through the date of termination, and the Executive will be entitled to receive any vested ISG’s or cash incentives or bonuses that may have been earned by the Executive prior to the date of termination (for all purposes of this Agreement, all such accrued, earned and unpaid items through the applicable date of termination are referred to as the “Earned Amounts”).

(b)     Death. If the Executive’s employment is terminated as a result of death, the Company will pay to the Executive’s estate the Earned Amounts.

(c)     Disability. If the Executive’s employment is terminated as a result of Disability (as defined in Section 4(c) above), the Executive will be provided long term disability benefits to which he may be eligible (if any) in accordance with the Company’s then existing Standard Benefit Plans, and the Company shall pay to the Executive the Earned Amounts.

(d)     Termination by the Company without Cause or by the Executive. If the Executive’s employment is terminated by the Company without Cause, or in the event the Executive voluntarily elects to terminate this Agreement, the Company shall pay the Executive the Earned Amounts plus, if the thirty (30) day written notice by the Executive has been given, the Company shall look forward fifteen (15) months and vest any ISG’s in Executive that would have vested during the fifteen (15) month forward period. If the Executive should terminate his employment with the Company for any reason and shall fail to give the required thirty (30) day written notice the Company shall have no further obligation to the Executive other than the “Earned Amounts”.

(e)     Termination for Cause. If the Executive’s employment is terminated for Cause, the Company shall pay the Executive the Earned Amounts only and the Company shall have no further compensation obligation to the Executive.

5.02 Termination of Employment Following a Change in Control.

(a)     Termination And Change In Control. In the event that Executive’s employment is terminated; (i) during the period beginning on the date a third party executes an agreement with the Company whereby the third party will purchase fifty percent (50%) or more of the assets or equity of the Company (the “Change in Control”) or otherwise begins a tender or exchange offer, circulates a proxy to stockholders, or takes other steps to effect a Change in Control and ending on the complete abandonment of that effort or (ii) at any time within two (2) years following the date on which a Change in Control occurs, then the Company shall provide to Executive the rights and benefits described in this Section 5 in lieu of all other benefits of a severance nature under Section 5.01 of this Agreement. The specific arrangements referred to in this Section 5.02 are not intended to exclude Executive’s participation in other benefit plans in which Executive currently participates or which are or may become available to executive personnel generally in the class or category of Executive or to preclude other compensation or benefits as may be authorized by the Board of Directors from time to time.

(b)     Accrued Benefits. The Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the sum of (1) the Executive’s Annual Base Salary through the Date of Termination to the extent not previously paid, (2) any accrued but unpaid Bonus, and (3) any accrued vacation.

(c)     Additional Payment. The Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination, an amount equal to three (3) times the sum of (i) the Executive’s Annual Base Salary and (ii) an amount equal to the highest amount of Bonus received by Executive for any fiscal year in the last three (3) fiscal years.

(d)     Continuation of Benefits. For three (3) years after the Executive’s Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue to pay the Benefit Amount or if the Fringe Benefits are provided by the Company the benefits to the Executive and/or the Executive’s family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(f) of this Agreement if the Executive’s employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until three (3) years after the Date of Termination and to have retired on the last day of such period.

If due to insurance company or Internal Revenue Service restrictions, the Executive is ineligible to continue to be covered under the terms of any such benefit plan or program, or in the event Executive is eligible but the benefits applicable to Executive under any such plan or program after termination of employment are not substantially equivalent to the benefits applicable to Executive immediately prior to termination or, if more favorable to the Executive, during the three-year period thereafter, the Company shall provide such substantially equivalent benefits, or such additional benefits as may be necessary to make the Executive whole through other sources.

(e)     Acceleration of Vesting. All stock, stock options, restricted stock awards, long term incentive plan benefits and any other equity awards or benefits that are subject to vesting based upon the continued employment of the Executive shall automatically become vested, unrestricted and/or exercisable, as the case may be.

(f)     Outplacement Services. Full outplacement services provided by the professional outplacement consulting firm of Executive’s choosing, to a maximum of $30,000, provided that all expenses reimbursable under this subsection (f) must be incurred and reimbursed no later than December 31 of the second calendar year following the calendar year in which Executive’s employment is terminated.

6.     NON-DISCLOSURE

(a)     Confidential Information. By virtue of his employment with the Company, the Executive will have access to confidential, proprietary, and highly sensitive information relating to the business of the Company and which is a valuable, competitive and unique asset of the Company (“Confidential Information”), the confidentiality of which is essential to the Company’s ability to differentiate its products and services. Such Confidential Information includes all information which relates to the business of the Company, which is or has been disclosed to the Executive orally or in writing by the Company or obtained by virtue of work performed for the Company, is or was developed by the Company, and is not generally available to or known by individuals or entities within the industry in which the Company is or may become engaged or readily accessible by independent investigation.

The Confidential Information sought to be protected includes, without limitation, information pertaining to: (i) the identities of customers and clients with which or whom the Company does or seeks to do business, as well as the point of contact persons and decision-makers at these customers and clients, including their names, addresses, e-mail addresses and positions; (ii) the past or present purchasing history and the past and/or current job requirements of each past and/or existing customer and client; (iii) the volume of business and the nature of the business relationship between the Company and its customers and clients; (iv) the pricing of the Company’s services, including any deviations from its standard pricing for particular customers and clients; (v) the Company’s business plans and strategy, including customer or client assignments and rearrangements, sales and administrative staff expansions, marketing and sales plans and strategy, proposed adjustments in compensation of sales personnel, revenue, expense and profit projections, industry analyses, and any proposed or actual implemented technology changes; (vi) information regarding the Company’s employees, including their identities, skills, talents, knowledge, experience, and compensation; (vii) the Company’s financial results and business condition; and (viii) computer programs and software developed by the Company and tailored to the Company’s needs by its employees, independent contractors, consultants or vendors; (ix) information relating to the Company’s architects, designers, contractors, or persons likely to become architects, designers, or contractors; (x) any past or present merchandise or supply sources in the future; (xi) technical and non-technical information including patent, copyright, trade secret, proprietary information, methods, ideas, concepts, designs, inventions, know-how, processes, software programs, software source documents and formulae related to the current, future and proposed products and services of the Company including research, experimental work, development, design details and specifications and engineering, financial statements, forecasts, plans (whether business, strategic, marketing or other), client lists, prospective client lists, sales data, sales analysis, equipment and other assets, prices, costs, sources of supplies, pricing methods, personnel, marketing research, and business relationships, whether or not marked “Confidential” or “Proprietary”.

Confidential Information may be contained on the Company’s computer network, in computerized documents or files, or in any written or printed documents, including any written reports summarizing such information.

(b)     Non-Disclosure of Confidential Information. The Executive acknowledges that the Company’s Confidential Information will be disclosed to the Executive throughout his employment at the Company in order to enable the Executive to perform his duties for the Company. The Executive further acknowledges that, prior to his employment at the Company, Executive was either unfamiliar with the Company’s Confidential Information or Executive developed such Confidential Information for the benefit of the Company and was otherwise compensated for such services outside of the terms of this Agreement.

Finally, Executive acknowledges that the unauthorized disclosure of Confidential Information could place the Company at a competitive disadvantage. Consequently, Executive agrees (i) not to use, publish, disclose or divulge, directly or indirectly, at any time, any Confidential Information for his own benefit and for the benefit of any person, entity, or corporation other than the Company, to any person who is not a current employee of the Company, without the express, written consent of the Company and except in the performance of the duties assigned to him by the Company; (ii)  not to make copies of Confidential Information without the prior written consent of the Company; (iii) to take reasonable precautions to protect against the inadvertent disclosure of such Confidential Information or theft or misappropriation by others; and (iv) not to use such Confidential Information except in connection with the specific duties of the Executive in connection with his employment.

(c)     Notwithstanding the foregoing, the confidentiality and nondisclosure provisions contained herein with respect to any portion of the Confidential Information shall terminate when the Executive can document that the Confidential Information:

(i)       was in the public domain at the same time it was communicated to the Executive by the Company;

(ii)      entered the public domain subsequent to the time it was communicated to the Executive by the Company through no fault of the Executive;

(iii)     was in the Executive’s possession free of any obligation of confidence at the time it was communicated to the Executive by the Company;

(iv)     was rightfully communicated to the Executive free of any obligation of confidence subsequent to the time it was communicated to the Executive by the Company;

(v)      was developed by the Executive independently of and without any reference to any information communicated to the Executive by the Company; or

(vi)     was communicated in response to a valid subpoena or order by a court or by a governmental body, provided that the Executive complies with the provisions of Section 6(e) below.

(d)      Contact With Shareholders Post Termination. Notwithstanding 6(b) above it is hereby agreed by the parties that in the event Executive is terminated for any reason the Executive may contact and solicit any of the stockholders of the Company, existing at the time of such termination, for any purpose including, but not limited to, the solicitation of such individuals for the purpose of having such stockholders enter into a business relationship with Executive including solicitation of such individuals to invest in or otherwise support monetarily any business enterprise involving Executive even though such business enterprise is engaged in a business similar to or competitive with the Company

(e)     Survival of Executive’s Obligations. Executive understands and agrees that his obligations under this Section shall survive the termination of this Agreement and/or his employment with the Company. Executive further understands and agrees that his obligations under this Section are in addition to, and not in limitation or preemption of, all other obligations of confidentiality which he may have to the Company under general legal or equitable principles, or other policies implemented by the Company.

(f)     Certain Disclosures. In the event that the Executive receives a request to disclose all or any part of the Confidential Information under the terms of a subpoena or order issued by a court or by a governmental body, the Executive agrees (i) to notify the Company immediately of the existence, terms, and circumstances surrounding such request, (ii) to consult with the Executive on the advisability of taking legal available steps to resist or narrow such request, and (iii) if disclosure of such Confidential Information is required to prevent the Executive from being held in contempt or subject to other penalty, to furnish only such portion of the Confidential Information as, in the opinion of counsel to the Executive, it is legally compelled to disclose and to exercise its best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed Confidential Information.

7.     RETURN OF COMPANY PROPERTY

Executive acknowledges that all memoranda, notes, correspondence, databases, computer discs, computer files, computer equipment and/or accessories, pagers, telephones, passwords or pass codes, records, reports, manuals, books, papers, letters, CD Roms or DVD media, flash drives, keys, Internet database access codes, client profile data, job orders, client and customer lists, contracts, software programs, information and records, drafts of instructions, guides and manuals, and other documentation (whether in draft or final form), and other sales, financial or technological information relating to the Company’s business, and any and all other documents containing Confidential Information furnished to Executive by any representative of the Company or otherwise acquired or developed by him in connection with his association with the Company (collectively, “Recipient Materials”) shall at all times be the property of the Company. Within twenty-four (24) hours of the termination of his employment for any reason, Executive will return to the Company any Recipient Materials which are in his possession, custody or control.

8.     NON-SOLICITATION OF EMPLOYEES AND CONSULTANTS

Executive acknowledges that, as part of his employment or association with the Company, he will become familiar with the salary, pay scale, capabilities, experiences, skill and desires of the Company’s employees. In order to protect the confidentiality of such information, Executive agrees that, for a period of twelve (12) months following the termination of his employment with the Company, whether such termination occurs at the insistence of Executive or the Company, Executive shall not recruit, hire, solicit, or attempt to recruit, hire or solicit, directly or by assisting others, any other employees or consultants employed by or associated with the Company, nor shall he contact or communicate with any other employees or consultants of the Company for the purpose of inducing other employees or consultants to terminate their employment or association with the Company. For purposes of this covenant, “other employees or consultants” shall refer to permanent employees, temporary employees, or consultants who were employed by, doing business with, or associated with the Company within six (6) months of the time of the attempted recruiting, hiring or solicitation. Executive’s obligations under this Section 9 shall survive the termination of this Agreement and Executive’s employment with the Company.

9.     REMEDIES

In the event that Executive violates any of the provisions set forth in Sections 6, 7, or 8 of this Agreement, he acknowledges that the Company will suffer immediate and irreparable harm which cannot be accurately calculated in monetary damages. Consequently, Executive acknowledges and agrees that the Company shall be entitled to immediate injunctive relief, either by temporary or permanent injunction, to prevent such a violation. Executive further acknowledges and agrees that this injunctive relief shall be in addition to any other legal or equitable relief, including monetary damages, to which the Company would be entitled.

10.     INVENTIONS, IDEAS/PATENTABLE INVENTIONS

(a)     Inventions. Any discovery, invention, design, improvement, concept or other intellectual properties, either patentable or not, made, developed or conceived by the Executive during the term of the Agreement, and for one year after termination thereof, which relate to or are useful in the business or activities in which the Company is or may become engaged, and which may or may not also constitute Confidential Information (the “Inventions”), shall be the exclusive property of the Company and its successors.

(b)     Disclosure to the Company. The Executive agrees to disclose promptly, in writing, if so requested, to the Company, any Inventions that the Executive may make, develop or conceive during the term of this Agreement by the Company or its successors.

(c)     Work for Hire. The Executive agrees that the Inventions shall be deemed “work made for hire” and hereby assigns, and agrees to assign, to the Company all the Executive’s rights, title and interest in any such Inventions, whether or not during the term of this Agreement such Inventions may be reduced to practice, and to execute all patent applications, copyright applications, assignments and other documents, and to take all other steps necessary (but all at the Company’s expense), to vest in the Company the entire right, title and interest in and to those Inventions and in and to any patents or copyrights obtainable therefor in the United States and in foreign countries.

(d)     Obligation to Assign Inventions to the Company. The Executive shall not be obligated to assign to the Company any Invention made by him during the Relationship or after termination of this Agreement which does not relate to any business or activity in which the Company is or may become engaged, except that the Executive is so obligated if the same relates to or is based on Confidential Information to which the Executive shall have had access during and by virtue of his employment or arises out of work assigned to him by the Company; nor shall the Executive be obligated to assign any Inventions which relate to or would be useful in any business or activities in which the Company is engaged if such Invention was conceived and reduced by practice by the Executive prior to this Agreement with the Company, provided that all such Inventions are listed on Exhibit “B” attached hereto and made known to the Company.

11.     SUCCESSORS; BINDING AGREEMENT

This Agreement shall be binding upon, and inure to the benefit of, the Company, Executive, and their respective successors, assigns, personal and legal representatives, executors, administrators, heirs, distributees, devisees, and legatees, as applicable.

Without limiting the generality of the foregoing, the Company may assign this Agreement (or the same may remain with the Company as a subsidiary of a larger institution), without the consent of Executive, with such assignee being required to perform the obligations of the Company hereunder, to any successor of the Company.

12.     COMPLETE AGREEMENT

This Agreement sets forth the entire agreement among the Company and Executive concerning the subject matter hereof, Executive and Company hereby agree that this Agreement shall replace and supersede any and all previous employment agreements executed between Executive and the Company or Executive and any of Company's subsidiaries as all such prior agreements shall cease and be of no further force or effect upon the execution of this Agreement by the parties hereto.

13.     NOTICE

For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when (i) delivered personally; (ii) sent by telecopy or similar electronic device and confirmed; (iii) delivered by overnight express; or (iv) sent by registered or certified mail, postage prepaid, addressed as follows:

If to the Executive:	Wilbur A. Westmoreland 1920 Broken Lance Lane Rockwall, TX 75032

If to the Company:	TransCoastal Corporation 17304 Preston Road, Suite 700 Dallas, TX 75252

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

14.     MISCELLANEOUS

14.1     Waiver or Modification. No provision of this Agreement may be modified, waived, or discharged unless such waiver, modification, or discharge is agreed to in writing, signed by the Executive and the Company. No waiver by either party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Either party hereof has made no agreements or representations, oral or otherwise, express or implied, with respect to the subject matter, which are not set forth expressly in this Agreement.

14.2     Governing Law And Venue. This Agreement is being made and is intended to be performed in the State of Texas, and shall be governed, construed, interpreted, and enforced in accordance with the substantive laws of the State of Texas and venue for any matter in connection with or arising from this Agreement shall be in Dallas County, Texas.

14.3     Attorney Fees. All legal fees and costs incurred in connection with the resolution of any dispute or controversy under or in connection with this Agreement shall be borne by the non-prevailing party.

145.4    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same agreement.

14.5    Voluntary Agreement. The parties acknowledge that Executive has been advised by the attorney for the Company to consult with his own attorney or other counselor concerning the meaning, import, and legal significance of this Agreement. Executive hereby warrants and represents that he has had the opportunity to do so, has read this Agreement, and as signified by his signature hereto, he is voluntarily executing this Agreement after, if sought, obtaining the advice of his own and independent counsel.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date and year first above written.

COMPANY:

TransCoastal Corporation, a

Delaware Corporation

By: /s/ Derrick May_____

Name: Derrick May______

Title: Corporate Secretary_

EXECUTIVE:

/s/ Wilbur A. Westmoreland

Wilbur A. Westmoreland

AMENDED EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDED EXECUTIVE EMPLOYMENT AGREEMENT (this “Agreement”) is made to be effective as of the 14th day of November, 2014 (the “Commencement Date”), by and between TransCoastal Corporation, a Delaware Corporation, (hereinafter called the “Company”), and Derrick May (hereinafter called the “Executive”).

W I T N E S E T H

WHEREAS, the Executive desires to enter into an executive employment relationship with the Company; and.

WHEREAS, both the Company and Executive have read and understood the terms and provisions set forth in this Agreement and have been afforded a reasonable opportunity to review this Agreement with their respective advisors;

NOW, THEREFORE, in consideration of the mutual promises of each, and other good and valuable consideration, the parties hereby covenant and agree as follows:

1.     SERVICES AND DUTIES

(a)     Position. The Executive shall serve as Corporate Secretary, Controller, and Financial Analyst of the Company. The Executive shall report to the Board of Directors of the Company, and shall perform all duties consistent with this position and such other duties generally consistent there with; as such duties shall be prescribed and/or amended from time to time by the Board of Directors. Your individual performance, results and compensation will be reviewed during the Company’s annual performance review period currently scheduled in December of each year.

(b)     Devotion of Time. As of the Commencement Date (as defined above), the Executive shall devote his full time and attention to the Company. However, it is understood that the Executive may have certain other business activities in which he is free to engage, conditioned that such other business activities are disclosed to the Company, do not interfere with the accomplishment of his duties, and are not directly competitive so as to be corporate opportunities of the Company.

(c)     No Joint Venture. The provisions of this Agreement, and especially the compensation provisions, are not intended to create any relationship between the Parties other than that of employer and employee contracting with each other solely for the purpose of effecting the provisions of this Agreement, and this Agreement shall not be construed as creating a partnership or joint venture between the parties.

2.     TERM

This Agreement shall begin on the Commencement Date and end on the second (2nd) year anniversary after the Commencement Date (the “Original Term”). Thereafter, this Agreement shall automatically renew for successive one (1) year terms unless otherwise terminated as provided herein.

3.     COMPENSATION AND RELATED MATTERS

(a)     Base Salary. From and after the Commencement Date, the Executive shall receive an initial base salary (the “Base Salary”) paid by the Company of $10,000 per month, payable bi-weekly.

(b)    Bonus. The Executive shall be eligible for a performance bonus over and above the Base Salary. The performance bonus shall be equal to four percent (4%) of any net operating income of the Company above a minimum of $150,000 per month up to a maximum bonus of $15,000 per month.

(c)     Shares. The Executive will receive an initial sign on bonus in the amount of 180,000 shares of the Company common stock which is also being given in recognition of Executive's forbearance of certain salary in 2013 and 2014 and shall be deemed earned upon execution of this Agreement. Executive will also be eligible for certain common stock incentive stock grants (ISG’s) based upon performance and job tenure. Further stock grants, beginning with the 2014 fiscal year, will be earned by Executive in accordance with the following schedule:

1.     If Executive, for any fiscal year, has received less than an average of $10,000 per month actual salary and bonus then he shall receive a grant of 75,000 common shares at fiscal year end.

2.     If Executive, for any fiscal year, has received more than an average of $10,000 per month actual salary then he shall receive a grant of 50,000 common shares at fiscal year end.

(d)     Expenses. During his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable business and entertainment expenses incurred by him in performing services hereunder, provided that the Executive properly accounts therefor to the Company and adheres to any reimbursement policy implemented by the Company.

(e)     Benefits. The Executive shall be entitled to participate in other benefit plans to which he is eligible pursuant to Company policy, which may be amended from time to time in the Company’s discretion and the applicable plan documents (the “Standard Benefit Plans”). A copy of the Company benefits plan is attached as Exhibit “A” to this Agreement.

(f)     Vacations. The Executive shall be entitled to reasonable vacation consistent with his position and the Company’s vacation policy but in no event shall be less than two (2) weeks per calendar year which if unused may be carried over to the following year.

(g)     Education. The Executive shall have any MBA course paid for by the Company so long as the Executive receives a passing grade in the course.

4.     TERMINATION

The parties understand and agree that the Executive’s employment hereunder is in accordance with the above stated term and may be terminated by the Company or the Executive, under the following circumstances:

(a)     Mutual Agreement. Termination by mutual written agreement between the Executive and the Company.

(b)     Death. Employment shall terminate upon the death of the Executive.

(c)     Disability. Termination will result if the Executive is unable to perform his duties on a full-time basis because of Executive’s inability to perform his duties under this Agreement, with or without reasonable accommodation, for a period of more than thirty (30) days (“Disability”).

(d)     Termination of the Executive’s employment for “Cause.” For purposes of this Agreement, the Company shall have the ability to terminate the Executive’s employment hereunder for “Cause”.

For the purposes of this Agreement “Cause” is defined as i) committing theft, fraud, misappropriation, ii) illegal use of drugs or alcohol in the workplace, iii) embezzlement or acts of similar dishonesty, intentional and willful misconduct that may subject the company to criminal or civil liability, (iv) willful disregard of company policies and procedures, (v) insubordination or deliberate refusal to follow the instructions of the Board of Directors, (vi) conviction of a felony or any crime involving moral turpitude, and (vii) gross negligence in performing duties, or unreasonably refusing to perform the duties of the position.

(e)     Termination Without Cause. Notwithstanding any provisions of this Agreement to the contrary, the Company may terminate the Executive’s employment for any reason other than those specified in the foregoing paragraphs (a), (b), (c) or (d) (or for no reason) at any time effective upon delivery of thirty (30) days written notice by the Board of Directors.

(f)     Voluntary Resignation. The Executive may terminate this Agreement (“Voluntary Resignation”) at any time effective upon thirty (30) days written notice to the Board of Directors of the Company.

5.     COMPENSATION AND PAYMENTS UPON TERMINATION

5.01 The Executive shall be entitled to the following compensation from the Company (in lieu of all other sums payable to the Executive hereunder) upon the termination of Executive’s employment for reasons other than a change of control.

(a)     Mutual Agreement. If the Executive’s employment is terminated as a result of mutual agreement, the Company shall pay the Executive’s Base Salary, plus a lump sum payment for the value of all accrued, earned and unused benefits under the Standard Benefit Plan through the date of termination, and the Executive will be entitled to receive any vested ISG’s or cash incentives or bonuses that may have been earned by the Executive prior to the date of termination (for all purposes of this Agreement, all such accrued, earned and unpaid items through the applicable date of termination are referred to as the “Earned Amounts”).

(b)     Death. If the Executive’s employment is terminated as a result of death, the Company will pay to the Executive’s estate the Earned Amounts.

(c)     Disability. If the Executive’s employment is terminated as a result of Disability (as defined in Section 4(c) above), the Executive will be provided long term disability benefits to which he may be eligible (if any) in accordance with the Company’s then existing Standard Benefit Plans, and the Company shall pay to the Executive the Earned Amounts.

(d)     Termination by the Company without Cause or by the Executive. If the Executive’s employment is terminated by the Company without Cause, or in the event the Executive voluntarily elects to terminate this Agreement, the Company shall pay the Executive the Earned Amounts plus, if the thirty (30) day written notice by the Executive has been given, the Company shall look forward fifteen (15) months and vest any ISG’s in Executive that would have vested during the fifteen (15) month forward period. If the Executive should terminate his employment with the Company for any reason and shall fail to give the required thirty (30) day written notice the Company shall have no further obligation to the Executive other than the “Earned Amounts”.

(e)     Termination for Cause. If the Executive’s employment is terminated for Cause, the Company shall pay the Executive the Earned Amounts only and the Company shall have no further compensation obligation to the Executive.

5.02 Termination of Employment Following a Change in Control.

(a)     Termination And Change In Control. In the event that Executive’s employment is terminated; (i) during the period beginning on the date a third party executes an agreement with the Company whereby the third party will purchase fifty percent (50%) or more of the assets or equity of the Company (the “Change in Control”) or otherwise begins a tender or exchange offer, circulates a proxy to stockholders, or takes other steps to effect a Change in Control and ending on the complete abandonment of that effort or (ii) at any time within two (2) years following the date on which a Change in Control occurs, then the Company shall provide to Executive the rights and benefits described in this Section 5 in lieu of all other benefits of a severance nature under Section 5.01 of this Agreement. The specific arrangements referred to in this Section 5.02 are not intended to exclude Executive’s participation in other benefit plans in which Executive currently participates or which are or may become available to executive personnel generally in the class or category of Executive or to preclude other compensation or benefits as may be authorized by the Board of Directors from time to time.

(b)     Accrued Benefits. The Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the sum of (1) the Executive’s Annual Base Salary through the Date of Termination to the extent not previously paid, (2) any accrued but unpaid Bonus, and (3) any accrued vacation.

(c)     Additional Payment. The Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination, an amount equal to three (3) times the sum of (i) the Executive’s Annual Base Salary and (ii) an amount equal to the highest amount of Bonus received by Executive for any fiscal year in the last three (3) fiscal years.

(d)     Continuation of Benefits. For three (3) years after the Executive’s Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue to pay the Benefit Amount or if the Fringe Benefits are provided by the Company the benefits to the Executive and/or the Executive’s family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(f) of this Agreement if the Executive’s employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until three (3) years after the Date of Termination and to have retired on the last day of such period.

If due to insurance company or Internal Revenue Service restrictions, the Executive is ineligible to continue to be covered under the terms of any such benefit plan or program, or in the event Executive is eligible but the benefits applicable to Executive under any such plan or program after termination of employment are not substantially equivalent to the benefits applicable to Executive immediately prior to termination or, if more favorable to the Executive, during the three-year period thereafter, the Company shall provide such substantially equivalent benefits, or such additional benefits as may be necessary to make the Executive whole through other sources.

(e)     Acceleration of Vesting. All stock, stock options, restricted stock awards, long term incentive plan benefits and any other equity awards or benefits that are subject to vesting based upon the continued employment of the Executive shall automatically become vested, unrestricted and/or exercisable, as the case may be.

(f)     Outplacement Services. Full outplacement services provided by the professional outplacement consulting firm of Executive’s choosing, to a maximum of $30,000, provided that all expenses reimbursable under this subsection (f) must be incurred and reimbursed no later than December 31 of the second calendar year following the calendar year in which Executive’s employment is terminated.

6.     NON-DISCLOSURE

(a)     Confidential Information. By virtue of his employment with the Company, the Executive will have access to confidential, proprietary, and highly sensitive information relating to the business of the Company and which is a valuable, competitive and unique asset of the Company (“Confidential Information”), the confidentiality of which is essential to the Company’s ability to differentiate its products and services. Such Confidential Information includes all information which relates to the business of the Company, which is or has been disclosed to the Executive orally or in writing by the Company or obtained by virtue of work performed for the Company, is or was developed by the Company, and is not generally available to or known by individuals or entities within the industry in which the Company is or may become engaged or readily accessible by independent investigation.

The Confidential Information sought to be protected includes, without limitation, information pertaining to: (i) the identities of customers and clients with which or whom the Company does or seeks to do business, as well as the point of contact persons and decision-makers at these customers and clients, including their names, addresses, e-mail addresses and positions; (ii) the past or present purchasing history and the past and/or current job requirements of each past and/or existing customer and client; (iii) the volume of business and the nature of the business relationship between the Company and its customers and clients; (iv) the pricing of the Company’s services, including any deviations from its standard pricing for particular customers and clients; (v) the Company’s business plans and strategy, including customer or client assignments and rearrangements, sales and administrative staff expansions, marketing and sales plans and strategy, proposed adjustments in compensation of sales personnel, revenue, expense and profit projections, industry analyses, and any proposed or actual implemented technology changes; (vi) information regarding the Company’s employees, including their identities, skills, talents, knowledge, experience, and compensation; (vii) the Company’s financial results and business condition; and (viii) computer programs and software developed by the Company and tailored to the Company’s needs by its employees, independent contractors, consultants or vendors; (ix) information relating to the Company’s architects, designers, contractors, or persons likely to become architects, designers, or contractors; (x) any past or present merchandise or supply sources in the future; (xi) technical and non-technical information including patent, copyright, trade secret, proprietary information, methods, ideas, concepts, designs, inventions, know-how, processes, software programs, software source documents and formulae related to the current, future and proposed products and services of the Company including research, experimental work, development, design details and specifications and engineering, financial statements, forecasts, plans (whether business, strategic, marketing or other), client lists, prospective client lists, sales data, sales analysis, equipment and other assets, prices, costs, sources of supplies, pricing methods, personnel, marketing research, and business relationships, whether or not marked “Confidential” or “Proprietary”.

Confidential Information may be contained on the Company’s computer network, in computerized documents or files, or in any written or printed documents, including any written reports summarizing such information.

(b)     Non-Disclosure of Confidential Information. The Executive acknowledges that the Company’s Confidential Information will be disclosed to the Executive throughout his employment at the Company in order to enable the Executive to perform his duties for the Company. The Executive further acknowledges that, prior to his employment at the Company, Executive was either unfamiliar with the Company’s Confidential Information or Executive developed such Confidential Information for the benefit of the Company and was otherwise compensated for such services outside of the terms of this Agreement.

Finally, Executive acknowledges that the unauthorized disclosure of Confidential Information could place the Company at a competitive disadvantage. Consequently, Executive agrees (i) not to use, publish, disclose or divulge, directly or indirectly, at any time, any Confidential Information for his own benefit and for the benefit of any person, entity, or corporation other than the Company, to any person who is not a current employee of the Company, without the express, written consent of the Company and except in the performance of the duties assigned to him by the Company; (ii)  not to make copies of Confidential Information without the prior written consent of the Company; (iii) to take reasonable precautions to protect against the inadvertent disclosure of such Confidential Information or theft or misappropriation by others; and (iv) not to use such Confidential Information except in connection with the specific duties of the Executive in connection with his employment.

(c)     Notwithstanding the foregoing, the confidentiality and nondisclosure provisions contained herein with respect to any portion of the Confidential Information shall terminate when the Executive can document that the Confidential Information:

(i)       was in the public domain at the same time it was communicated to the Executive by the Company;

(ii)      entered the public domain subsequent to the time it was communicated to the Executive by the Company through no fault of the Executive;

(iii)     was in the Executive’s possession free of any obligation of confidence at the time it was communicated to the Executive by the Company;

(iv)     was rightfully communicated to the Executive free of any obligation of confidence subsequent to the time it was communicated to the Executive by the Company;

(v)      was developed by the Executive independently of and without any reference to any information communicated to the Executive by the Company; or

(vi)     was communicated in response to a valid subpoena or order by a court or by a governmental body, provided that the Executive complies with the provisions of Section 6(e) below.

(d)      Contact With Shareholders Post Termination. Notwithstanding 6(b) above it is hereby agreed by the parties that in the event Executive is terminated for any reason the Executive may contact and solicit any of the stockholders of the Company, existing at the time of such termination, for any purpose including, but not limited to, the solicitation of such individuals for the purpose of having such stockholders enter into a business relationship with Executive including solicitation of such individuals to invest in or otherwise support monetarily any business enterprise involving Executive even though such business enterprise is engaged in a business similar to or competitive with the Company

(e)     Survival of Executive’s Obligations. Executive understands and agrees that his obligations under this Section shall survive the termination of this Agreement and/or his employment with the Company. Executive further understands and agrees that his obligations under this Section are in addition to, and not in limitation or preemption of, all other obligations of confidentiality which he may have to the Company under general legal or equitable principles, or other policies implemented by the Company.

(f)     Certain Disclosures. In the event that the Executive receives a request to disclose all or any part of the Confidential Information under the terms of a subpoena or order issued by a court or by a governmental body, the Executive agrees (i) to notify the Company immediately of the existence, terms, and circumstances surrounding such request, (ii) to consult with the Executive on the advisability of taking legal available steps to resist or narrow such request, and (iii) if disclosure of such Confidential Information is required to prevent the Executive from being held in contempt or subject to other penalty, to furnish only such portion of the Confidential Information as, in the opinion of counsel to the Executive, it is legally compelled to disclose and to exercise its best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed Confidential Information.

7.     RETURN OF COMPANY PROPERTY

Executive acknowledges that all memoranda, notes, correspondence, databases, computer discs, computer files, computer equipment and/or accessories, pagers, telephones, passwords or pass codes, records, reports, manuals, books, papers, letters, CD Roms or DVD media, flash drives, keys, Internet database access codes, client profile data, job orders, client and customer lists, contracts, software programs, information and records, drafts of instructions, guides and manuals, and other documentation (whether in draft or final form), and other sales, financial or technological information relating to the Company’s business, and any and all other documents containing Confidential Information furnished to Executive by any representative of the Company or otherwise acquired or developed by him in connection with his association with the Company (collectively, “Recipient Materials”) shall at all times be the property of the Company. Within twenty-four (24) hours of the termination of his employment for any reason, Executive will return to the Company any Recipient Materials which are in his possession, custody or control.

8.     NON-SOLICITATION OF EMPLOYEES AND CONSULTANTS

Executive acknowledges that, as part of his employment or association with the Company, he will become familiar with the salary, pay scale, capabilities, experiences, skill and desires of the Company’s employees. In order to protect the confidentiality of such information, Executive agrees that, for a period of twelve (12) months following the termination of his employment with the Company, whether such termination occurs at the insistence of Executive or the Company, Executive shall not recruit, hire, solicit, or attempt to recruit, hire or solicit, directly or by assisting others, any other employees or consultants employed by or associated with the Company, nor shall he contact or communicate with any other employees or consultants of the Company for the purpose of inducing other employees or consultants to terminate their employment or association with the Company. For purposes of this covenant, “other employees or consultants” shall refer to permanent employees, temporary employees, or consultants who were employed by, doing business with, or associated with the Company within six (6) months of the time of the attempted recruiting, hiring or solicitation. Executive’s obligations under this Section 9 shall survive the termination of this Agreement and Executive’s employment with the Company.

9.     REMEDIES

In the event that Executive violates any of the provisions set forth in Sections 6, 7, or 8 of this Agreement, he acknowledges that the Company will suffer immediate and irreparable harm which cannot be accurately calculated in monetary damages. Consequently, Executive acknowledges and agrees that the Company shall be entitled to immediate injunctive relief, either by temporary or permanent injunction, to prevent such a violation. Executive further acknowledges and agrees that this injunctive relief shall be in addition to any other legal or equitable relief, including monetary damages, to which the Company would be entitled.

10.     INVENTIONS, IDEAS/PATENTABLE INVENTIONS

(a)     Inventions. Any discovery, invention, design, improvement, concept or other intellectual properties, either patentable or not, made, developed or conceived by the Executive during the term of the Agreement, and for one year after termination thereof, which relate to or are useful in the business or activities in which the Company is or may become engaged, and which may or may not also constitute Confidential Information (the “Inventions”), shall be the exclusive property of the Company and its successors.

(b)     Disclosure to the Company. The Executive agrees to disclose promptly, in writing, if so requested, to the Company, any Inventions that the Executive may make, develop or conceive during the term of this Agreement by the Company or its successors.

(c)     Work for Hire. The Executive agrees that the Inventions shall be deemed “work made for hire” and hereby assigns, and agrees to assign, to the Company all the Executive’s rights, title and interest in any such Inventions, whether or not during the term of this Agreement such Inventions may be reduced to practice, and to execute all patent applications, copyright applications, assignments and other documents, and to take all other steps necessary (but all at the Company’s expense), to vest in the Company the entire right, title and interest in and to those Inventions and in and to any patents or copyrights obtainable therefor in the United States and in foreign countries.

(d)     Obligation to Assign Inventions to the Company. The Executive shall not be obligated to assign to the Company any Invention made by him during the Relationship or after termination of this Agreement which does not relate to any business or activity in which the Company is or may become engaged, except that the Executive is so obligated if the same relates to or is based on Confidential Information to which the Executive shall have had access during and by virtue of his employment or arises out of work assigned to him by the Company; nor shall the Executive be obligated to assign any Inventions which relate to or would be useful in any business or activities in which the Company is engaged if such Invention was conceived and reduced by practice by the Executive prior to this Agreement with the Company, provided that all such Inventions are listed on Exhibit “B” attached hereto and made known to the Company.

11.     SUCCESSORS; BINDING AGREEMENT

This Agreement shall be binding upon, and inure to the benefit of, the Company, Executive, and their respective successors, assigns, personal and legal representatives, executors, administrators, heirs, distributees, devisees, and legatees, as applicable.

Without limiting the generality of the foregoing, the Company may assign this Agreement (or the same may remain with the Company as a subsidiary of a larger institution), without the consent of Executive, with such assignee being required to perform the obligations of the Company hereunder, to any successor of the Company.

12.     COMPLETE AGREEMENT

This Agreement sets forth the entire agreement among the Company and Executive concerning the subject matter hereof, Executive and Company hereby agree that this Agreement shall replace and supersede any and all previous employment agreements executed between Executive and the Company or Executive and any of Company's subsidiaries as all such prior agreements shall cease and be of no further force or effect upon the execution of this Agreement by the parties hereto.

13.     NOTICE

For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when (i) delivered personally; (ii) sent by telecopy or similar electronic device and confirmed; (iii) delivered by overnight express; or (iv) sent by registered or certified mail, postage prepaid, addressed as follows:

If to the Executive:	Derrick May 4400 Lorraine Avenue Dallas, TX 75205

If to the Company:	TransCoastal Corporation 17304 Preston Road, Suite 700 Dallas, TX 75252

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

14.     MISCELLANEOUS

14.1     Waiver or Modification. No provision of this Agreement may be modified, waived, or discharged unless such waiver, modification, or discharge is agreed to in writing, signed by the Executive and the Company. No waiver by either party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Either party hereof has made no agreements or representations, oral or otherwise, express or implied, with respect to the subject matter, which are not set forth expressly in this Agreement.

14.2     Governing Law And Venue. This Agreement is being made and is intended to be performed in the State of Texas, and shall be governed, construed, interpreted, and enforced in accordance with the substantive laws of the State of Texas and venue for any matter in connection with or arising from this Agreement shall be in Dallas County, Texas.

14.3     Attorney Fees. All legal fees and costs incurred in connection with the resolution of any dispute or controversy under or in connection with this Agreement shall be borne by the non-prevailing party.

145.4    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same agreement.

14.5    Voluntary Agreement. The parties acknowledge that Executive has been advised by the attorney for the Company to consult with his own attorney or other counselor concerning the meaning, import, and legal significance of this Agreement. Executive hereby warrants and represents that he has had the opportunity to do so, has read this Agreement, and as signified by his signature hereto, he is voluntarily executing this Agreement after, if sought, obtaining the advice of his own and independent counsel.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date and year first above written.

COMPANY:

TransCoastal Corporation, a

Delaware Corporation

By: /s/ Stuart Hagler_____

Name: Stuart Hagler______

Title: CEO_

EXECUTIVE:

/s/ Derrick May_________

 Derrick May